As filed with the Securities and Exchange Commission on August 29, 2002

Securities Act Registration No. 333-7305
Investment Company Act Registration No. 811-7685

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[Ö ]
Pre-Effective Amendment No. __	[ ]
Post-Effective Amendment No. 15	[Ö ]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[Ö ]
Amendment No. 16

FRONTEGRA FUNDS, INC.
(Exact Name of Registrant as Specified in Charter)

400 Skokie Blvd.
Suite 500	60062
Northbrook, Illinois	(Zip Code)
(Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (847) 509-9860

William D. Forsyth III
400 Skokie Blvd., Suite 500
Northbrook, Illinois 60062
(Name and Address of Agent for Service)

Copies to:

Carol A. Gehl
Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

It is proposed that this filing will become effective (check appropriate box):
[ ]	immediately upon filing pursuant to paragraph (b) of Rule 485.
[X]	on August 30, 2002 pursuant to paragraph (b) of Rule 485.
[ ]	60 days after filing pursuant to paragraph (a)(1) of Rule 485.
[ ]	on (date) pursuant to paragraph (a)(1) of Rule 485.
[ ]	75 days after filing pursuant to paragraph (a)(2) of Rule 485.
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485.

FRONTEGRA FUNDS

PROSPECTUS

Frontegra Opportunity Fund
Frontegra Horizon Fund

Frontegra Asset Management, Inc.

        Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

August 30, 2002

Frontegra Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC
P. O. Box 701
Milwaukee, Wisconsin 53201-0701

1-888-825-2100

The Frontegra Opportunity Fund (the "Opportunity Fund") and the Frontegra Horizon Fund (the "Horizon Fund") (together, the "Funds") are each a series of Frontegra Funds, Inc. (the "Company").

The investment objective of the Opportunity Fund is capital appreciation. The Fund invests primarily in a diversified portfolio of equity securities of companies with small market capitalizations.

The investment objective of the Horizon Fund is capital appreciation. The Fund invests primarily in a diversified portfolio of equity securities of companies with small market capitalizations.

These investment objectives may not be changed without shareholder approval.

This Prospectus contains information you should consider before investing in the Funds. Please read it carefully and keep it for future reference.

The Frontegra Funds at a Glance	1
Fees and Expenses of the Funds	3
Principal Investment Strategy - Opportunity Fund	4
Implementation of Principal Investment Strategy - Opportunity Fund	5
Principal Investment Strategy - Horizon Fund	5
Implementation of Principal Investment Strategy - Horizon Fund	5
Prior Performance of Reams	6
Prior Performance of IronBridge	7
Financial Highlights	9
Fund Management	9
Your Account	11
Exchange Privilege	12
Valuation of Fund Shares	12
Tax-Sheltered Retirement Plans	13
Dividends, Capital Gain Distributions and Tax Treatment	13
Privacy Policy	13

You should rely only on the information contained in this Prospectus and in the Statement of Additional Information ("SAI"), which is available upon request. The Company has not authorized others to provide additional information. The Company does not authorize use of this Prospectus in any state or jurisdiction where the offering cannot legally be made.

THE FRONTEGRA FUNDS AT A GLANCE

THE FRONTEGRA OPPORTUNITY FUND

Investment Objective. The Opportunity Fund's goal, also referred to as its investment objective, is capital appreciation.

Principal Investment Strategy. The Fund seeks to achieve its goal primarily through investment in a diversified portfolio of equity securities of companies with small market capitalizations. For this purpose, a small capitalization company would typically have a market capitalization of $1.5 billion or less at the time of purchase. In constructing a portfolio for the Fund, the Fund's subadviser, Reams Asset Management Company, LLC ("Reams") uses a value-oriented discipline. The portfolio management team selects securities with the highest expected rates of return based on its focus list of companies meeting certain valuation criteria. Equity securities in which the Fund may invest include common stocks, preferred stocks, warrants to purchase common and preferred stocks and securities convertible or exchangeable into common or preferred stocks. Under normal market conditions, the Fund will invest at least 80% of its assets in these securities. Under unusual circumstances, as a temporary defensive technique, the Fund may invest up to 100% of its total assets in cash and short-term fixed income securities. When so invested, the Fund may not achieve its investment objective.

THE FRONTEGRA HORIZON FUND

Investment Objective. The Horizon Fund's goal, also referred to as its investment objective, is capital appreciation.

Principal Investment Strategy. The Fund seeks to achieve its goal primarily through investment in a diversified portfolio of equity securities of companies with small market capitalizations. For this purpose, a small capitalization company would typically have a market capitalization of $1.5 billion or less at the time of purchase. In constructing a portfolio for the Fund, the Fund's subadviser, IronBridge Capital Management, LLC ("IronBridge") selects stocks using the "Cash Flow Return on Investment" methodology, a valuation model that uses cash flow rather than traditional accounting measures such as earnings and book value to identify attractively-priced companies. The Fund is a core fund because, as a result of IronBridge's methodology, the Fund's portfolio consists of both value and growth stocks.

Equity securities in which the Fund may invest include common stocks, preferred stocks, depositary receipts, warrants to purchase common and preferred stocks and securities convertible or exchangeable into common or preferred stocks. Under normal market conditions, the Fund will invest at least 80% of its assets in these securities. Under unusual circumstances, as a temporary defensive technique, the Fund may invest up to 100% of its total assets in cash and short-term fixed income securities. When so invested, the Fund may not achieve its investment objective.

Principal Risk Factors. The main risks of investing in the Funds are:

Opportunity and Horizon Funds

Market Risks. Each Fund's investments are subject to market risk, so that the value of the Funds' investments may decline. If the value of the Fund's investments goes down, you may lose money. The share price of the Funds is expected to fluctuate. Your shares at redemption may be worth less than your initial investment.

Stock Selection Risks. The stocks selected for the Funds may decline in value or not increase in value when the stock market in general is rising.

Small Cap Risks. The Funds will invest primarily in small capitalization stocks, which are often more volatile and less liquid than investments in larger companies. Smaller companies may lack the management experience, financial resources and product diversification of larger companies, making them more susceptible to market pressures.

Equity Security Risks. Each Fund will normally invest at least 80% of its assets in common stocks and other equity securities. Common stocks and other equity securities generally increase or decrease in value based on the earnings of a company and on general industry and market conditions. A fund that invests a significant amount of its assets in common stocks and other equity securities is likely to have greater fluctuations in share price than a fund that invests a significant portion of its assets in fixed income securities.

Opportunity Fund

Value Investing Risks. The Opportunity Fund primarily invests in value stocks. The Fund's performance may at times be worse than the performance of funds with other investments styles. In addition, value stocks may not reach expected rates of return if the market fails to recognize the company's value or if Reams has misjudged the company's value.

Horizon Fund

Management Risks. The Horizon Fund is actively managed by IronBridge using the "Cash Flow Return on Investment" valuation methodology. There is no guarantee that this methodology or other investment techniques used by IronBridge will produce the desired results.

Who Should Invest. The Funds are suitable for long-term investors only and are not designed as short-term investment vehicles.

The Opportunity Fund may be an appropriate investment for you if you:

    Seek capital appreciation; and
    Want to include a small-cap value fund in your portfolio.

The Horizon Fund may be an appropriate investment for you if you:

    Seek capital appreciation; and
    Want to include a small-cap core fund in your portfolio.

Performance Bar Charts and Tables. The return information for the Opportunity Fund provided in the bar chart and tables below illustrates how the Fund's performance can vary, which is one indication of the risks of investing in the Fund. The information shows the changes in the Opportunity Fund's performance from year to year. The information also provides some indication of the risks of investing in the Fund by showing how the Fund's average annual returns compare with returns of an index with a similar investment objective. Please keep in mind that the Fund's past performance (before and after taxes) does not necessarily represent how it will perform in the future. Performance information for the Horizon Fund is not included because it did not commence operations until after the date of this prospectus.

Opportunity Fund
Calendar Year Total Returns

The calendar year-to-date return of the Opportunity Fund through June 30, 2002 was 4.89%.

Best and Worst Quarterly Performance
(During the periods shown above)
Fund name	Best quarter return	Worst quarter return
Opportunity Fund	23.20% (2nd quarter, 1999)	(17.39)% (3rd quarter, 1998)

        The Opportunity Fund's after-tax returns shown below are intended to show the impact of assumed federal income taxes on an investment in the Fund. The "Return After Taxes on Distributions" shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that you still hold Fund shares at the end of the period. The "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period. The after tax returns are calculated using the highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. For 2001, the highest ordinary income and short-term gain rate was 39.1% and the highest long-term gain rate was 20.0%. In certain cases, the "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. This will occur when a capital loss is realized upon the sale of Fund shares and provides an assumed tax benefit that increases the return. Your actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns are not relevant if you hold Fund shares through a tax-deferred account, such as a 401(k) plan or an individual retirement account.

Opportunity Fund
Average Annual Total Returns
(For the calendar year ended December 31, 2001)
Fund/Index	One Year	Since Inception (7/31/97)
Opportunity Fund
Return Before Taxes	16.32%	8.08%
Return After Taxes on Distributions	14.99%	7.14%
Return After Taxes on Distributions and Sale of Fund Shares	10.27%	6.16%
Russell 2000 Value Index(1)	14.15%	8.31%

__________________

(1) The Russell 2000 Value Index is comprised of those securities in the Russell 2000 Index which have lower price-to-book ratios and lower forecasted growth rates.

FEES AND EXPENSES OF THE FUNDS

This table describes the fees and expenses that you will pay if you buy and hold shares of a Fund.
	Opportunity Fund	Horizon Fund
Shareholder Fees (fees paid directly from your investment)(1)	NONE	NONE
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(2)
Management Fees	0.65%	1.00%
Distribution (12b-1) Fees	NONE	NONE
Other Expenses(3)	0.68%	0.75%
Total Annual Fund Operating Expenses (3)	1.33%	1.75%
Fee Waiver/Expense Reimbursement	(0.43)%(4)	(0.65)%(5)
Net Expenses	0.90%	1.10%

____________

(1) The Funds will charge a service fee of $25 for checks that do not clear.

(2) Stated as a percentage of a Fund's average daily net assets.

(3) "Other Expenses" and "Total Annual Fund Operating Expenses" for the Horizon Fund are estimates for fiscal 2002.

(4) Pursuant to an expense cap agreement dated August 30, 2002 between the Opportunity Fund's adviser, Frontegra Asset Management, Inc. ("Frontegra") and the Fund, Frontegra contractually agreed to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Opportunity Fund's total operating expenses do not exceed 0.90% of the Fund's average daily net assets. The expense cap agreement for the Opportunity Fund will continue in effect until October 31, 2003 with successive renewal terms of one year unless terminated by Frontegra or the Fund prior to any such renewal. "Other Expenses" are presented before any waivers or expense reimbursements.

(5) Pursuant to an expense cap agreement dated August 30, 2002 between the Horizon Fund's adviser, Frontegra, and the Fund, Frontegra contractually agreed to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Horizon Fund's total operating expenses do not exceed 1.10% of the Fund's average daily net assets. The expense cap agreement for the Horizon Fund will continue in effect until October 31, 2003 with successive renewal terms of one year unless terminated by Frontegra or the Fund prior to any such renewal. "Other Expenses" are presented before any waivers or expense reimbursements.

Example

The following example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same each year and that Frontegra's fee waiver/expense reimbursement discussed above will not continue beyond the period of the current expense cap agreement. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

Fund	1 Year	3 Years	5 Years	10 Years
Opportunity Fund	$92	$379	$688	$1,564
Horizon Fund	$112	$488

PRINCIPAL INVESTMENT STRATEGY - OPPORTUNITY FUND

Under normal market conditions, the Opportunity Fund will seek to achieve its investment objective by investing at least 65% of its assets in equity securities of those companies with a market capitalization of $1.5 billion or less at the time of the Fund's investment. The Fund will invest at least 80% of its assets in equity securities. These securities include: common stocks; preferred stocks; warrants to purchase common stocks or preferred stocks; depositary receipts; and securities convertible into common or preferred stocks, such as convertible bonds and debentures rated Baa or higher by Moody's Investors Service or BBB or higher by S&P or Fitch, Inc.

As the Opportunity Fund's subadviser, Reams uses a value-oriented discipline. Reams evaluates the small-cap market by using a number of valuation criteria, including both current and historical measures, for ratios comparing price to earnings, price to book value and price to sales. The portfolio management team then constructs a focus list based in part on each company's competitive position, capital structure, cash flow and management. The team then determines a target price for the stock, thus providing a specific expected rate of return. The approximately 50 securities with the highest expected rates of return would be among those securities selected for the Fund's portfolio. Reams constructs a portfolio using a bottom-up analysis. On average, a security will be held by the Fund for approximately 12 months. Ultimately, securities will be sold due to the emergence of superior alternatives. A holding will become "inferior" if (i) it reaches Reams' target price, thus lowering its expected rate of return; (ii) it experiences a negative change in fundamentals, also lowering its expected return; or (iii) higher ranking securities emerge based on their expected rates of return.

IMPLEMENTATION OF PRINCIPAL INVESTMENT STRATEGY - OPPORTUNITY FUND

Small Companies. The Fund will normally invest at least 65% of its assets in small companies. Small companies have a market capitalization of $1.5 billion or less at purchase.

Principal Risks: While smaller companies may have the potential for rapid growth, investments in smaller companies often involve greater risks than investments in larger, more established companies because smaller companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to greater and more abrupt price fluctuations. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities. An investment in the Opportunity Fund may be subject to greater price fluctuations than an investment in a fund that invests primarily in larger companies.

Temporary Strategies. The Fund may invest up to 100% of its total assets in cash and short-term fixed income securities for temporary defensive purposes in response to adverse market or economic conditions. To the extent the Fund engages in any of these temporary strategies, the Fund may not achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGY - HORIZON FUND

Under normal market conditions, the Horizon Fund will seek to achieve its investment objective by investing at least 65% of its assets in equity securities of those companies with a market capitalization of $1.5 billion or less at the time of the Fund's investment. The Fund will invest at least 80% of its assets in equity securities. These securities include: common stocks; preferred stocks; warrants to purchase common stocks or preferred stocks; and securities convertible into common or preferred stocks, such as convertible bonds and debentures rated Baa or higher by Moody's Investors Service or BBB or higher by S&P or Fitch, Inc.

As a small-cap core fund, the Horizon Fund invests in both value and growth stocks as a result of the IronBridge methodology. In selecting stocks for the Fund, IronBridge utilizes the "Cash Flow Return on Investment" methodology, a valuation model that uses cash flow rather than traditional accounting measures such as earnings and book value to identify attractively priced companies. The first phase in the decision-making process involves screening a broad equity universe of 3000 small-cap stocks to determine which look most promising based on analysis of several key determinants of success, such as capital investments, credit worthiness and sales momentum. From there, IronBridge evaluates approximately 600 companies, with a focus on each company's stage in its life cycle and the level, trend and sustainability of cash flow return on investment. This results in a potential buy list of 200 well-managed companies which are further evaluated to determine which stocks are most attractively priced. Following additional analysis of accounting numbers, financial statement data and recent corporate news, IronBridge arrives at a target price for each stock and makes risk reward comparisons between all of the potential holdings. The portfolio is constructed from the 60 to 70 issues with close attention paid to the Russell 2000 sector weightings. Stocks are sold or positions are reduced when they reach the target price, where there is a significant change in the cash flow return on investment trend, or when a position reaches 5% of the Fund's net assets.

IMPLEMENTATION OF PRINCIPAL INVESTMENT STRATEGY - HORIZON FUND

Small Companies. The Fund will normally invest at least 65% of its assets in small companies. Small companies have a market capitalization of $1.5 billion or less at purchase.

Principal Risks: While smaller companies may have the potential for rapid growth, investments in smaller companies often involve greater risks than investments in larger, more established companies because smaller companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to greater and more abrupt price fluctuations. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities. An investment in the Horizon Fund may be subject to greater price fluctuations than an investment in a fund that invests primarily in larger companies.

Temporary Strategies. The Fund may invest up to 100% of its total assets in cash and short-term fixed income securities for temporary defensive purposes in response to adverse market or economic conditions. To the extent the Fund engages in any of these temporary strategies, the Fund may not achieve its investment objective.

PRIOR PERFORMANCE OF REAMS

The following table shows the historical composite performance data for all of Reams' private advisory accounts which have investment objectives, policies, strategies and risks substantially similar to the Opportunity Fund, known as the Reams Small Capitalization Value Equity Composite (the "Reams Composite").

The Reams Composite is not subject to the same types of expenses to which the Opportunity Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Internal Revenue Code of 1986, as amended and the Investment Company Act of 1940, as amended, respectively. Consequently, the performance results for the Reams Composite could have been adversely affected if the accounts included in the Reams Composite had been regulated under the federal security and tax laws. The data is provided to illustrate the past performance of Reams in managing a substantially similar portfolio as measured against a specific benchmark and does not represent the performance of the Opportunity Fund.

All of the performance information has been calculated in compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS®), the U.S. and Canadian version of the Global Investment Performance Standards (GIPS®). AIMR has not been involved in the preparation or review of this information. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, if any, and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by the accounts included in the Reams Composite, without provision for federal or state income taxes. Cash and cash equivalents are included in the performance returns. No leveraged positions were used. Total return is calculated monthly in accordance with the time weighted rate of return method provided for by AIMR standards accounted for on a trade-date and accrual basis. The monthly returns are linked to derive an annual total return. AIMR standards for calculation of total return differ from the standards required by the SEC for calculation of average annual total return.

The Reams Composite expenses are lower than the Fund expenses. Accordingly, if the Opportunity Fund's expenses had been deducted from the Reams Composite's returns, the returns would be lower than those shown. You should not consider this performance data as an indication of the future performance of the Opportunity Fund or Reams.

Reams Asset Management Company, LLC

Reams Small Capitalization Value Equity Composite Performance History: 1/1/95-6/30/02(1)

Periods Ended 6/30/02	Reams Small Capitalization Composite Total Return	Russell 2000 Value Index(2)
1 Year	10.93%	8.49%
5 Years	8.81%	9.71%
From Inception(3)	15.74%	14.63%

__________

(1) For the Opportunity Fund's performance, see the return information under "The Frontegra Funds at a Glance."

(2) The Russell 2000 Value Index is comprised of those securities in the Russell 2000 Index, an unmanaged index generally representative of the U.S. market for small domestic stocks, which have lower price-to-book ratios and lower forecasted growth rates.

(3) The Reams Composite commenced operations on January 1, 1995.

Average Annualized Return in Percent: 1/1/95-6/30/02
Reams Composite Performance	15.74%
Russell 2000 Value Index	14.63%

PRIOR PERFORMANCE OF IRONBRIDGE

The following tables show the historical composite performance data for all of IronBridge's private advisory accounts which have investment objectives, policies, strategies and risks substantially similar to the Horizon Fund, known as the IronBridge Capital Management Composite (the "IronBridge Composite").

The IronBridge Composite is not subject to the same types of expenses to which the Funds are subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Funds by the Internal Revenue Code of 1986, as amended and the Investment Company Act of 1940, as amended, respectively. Consequently, the performance results for the IronBridge Composite could have been adversely affected if the accounts included in the IronBridge Composite had been regulated under the federal security and tax laws. The data is provided to illustrate the past performance of IronBridge in managing a substantially similar portfolio as measured against a specific benchmark and does not represent the performance of the Horizon Fund. You should not consider this performance data as an indication of the future performance of the Horizon Fund or IronBridge.

All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, if any, and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by the accounts included in the IronBridge Composite, without provision for federal or state income taxes. Cash and cash equivalents are included in the performance returns. No leveraged positions were used. Total return is calculated monthly in accordance with the time weighted rate of return method accounted for on a trade-date basis. The monthly returns are linked to derive an annual total return.

The IronBridge Composite expenses are lower than the Horizon Fund expenses. Accordingly, if the Horizon Fund's expenses had been deducted from the IronBridge Composite's returns, the returns would be lower than those shown. The results of the Composite is not intended to predict or suggest the future returns of the Horizon Fund.

IronBridge Capital Management, LLC

IronBridge Capital Management Composite Performance History: 5/1/99 - 6/30/02(1)

Periods Ended 6/30/02	IronBridge Composite Total Return	Russell 2000 Index(2)
1 Year	6.24%	(8.60)%
From Inception(3)	14.75%	3.48%

__________

(1) Return information for the Horizon Fund is not included in this Prospectus because the Fund had not commenced operations prior to the date of this Prospectus.

(2) The Russell 2000 Index is an unmanaged index generally representative of the U.S. market for small domestic stocks. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.

(3) The IronBridge Composite commenced operations on May 1, 1999.

Average Annualized Return in Percent: 5/1/99-6/30/02
IronBridge Composite Performance	14.75%
Russell 2000 Index	3.48%

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Opportunity Fund's financial performance from its commencement of operations to December 31, 2001. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund for the stated periods (assuming reinvestment of all dividends and distributions). The information through June 30, 2001 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request. The information for the six months ended December 31, 2001 is unaudited and is included in the Fund's semi-annual report, which is also available upon request. Information for the Horizon Fund is not included because the Horizon Fund had not commenced operations prior to the date of this prospectus.

FRONTEGRA OPPORTUNITY FUND	Six Months Ended December 31, 2001	Year Ended June 30, 2001	Year Ended June 30, 2000	Eight Months Ended June 30, 1999(2)	Year Ended October 31, 1998	July 31, 1997(1)to October 31, 1997
Net Asset Value, Beginning of Period	$37.02	$28.21	$32.02	$27.93	$32.22	$30.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.10	0.42	0.27	0.07	0.26	0.04
Net realized and unrealized gain (loss) on investments	1.94	8.84	(2.44)	4.23	(4.52)	2.18
Total Income (Loss) from Investment Operations	2.04	9.26	(2.17)	4.30	(4.26)	2.22

LESS DISTRIBUTIONS PAID:
From net investment income	(0.13)	(0.45)	(0.22)	(0.21)	(0.03)	-
From net realized gain on investments	(1.29)	-	(1.42)	-	-	-
Total Distributions Paid	(1.42)	(0.45)	(1.64)	(0.21)	(0.03)	-

Net Asset Value, End of Period	$37.64	$37.02	$28.21	$32.02	$27.93	$32.22
Total Return(3)	5.58%	33.02%	(6.67)%	15.49%	(13.24)%	7.40%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$20,788	$18,387	$18,204	$17,211	$6,827	$5,900
Ratio of expenses to average net assets(4)(5)	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets(4)(5)	0.62%	1.05%	0.97%	1.00%	0.92%	2.61%
Portfolio turnover rate(3)	25%	81%	64%	38%	54%	9%

____________

(1) Commencement of operations.

(2) Effective June 30, 1999, the Company changed its fiscal year-end from October 31 to June 30.

(3) Not annualized for periods less than a full year.

(4) Net of waivers and reimbursements by Frontegra. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 1.33%, 1.33%, 1.44%, 1.73%, 2.53% and 12.02% and the ratio of net investment income (loss) to average net assets would have been 0.19%, 0.62%, 0.43%, 0.17%, (0.71)% and (8.51)% for the periods ended December 31, 2001, June 30, 2001, June 30, 2000, June 30, 1999, October 31, 1998 and October 31, 1997, respectively.

(5) Annualized.

FUND MANAGEMENT

Under the laws of the State of Maryland, the Board of Directors of the Company (the "Board of Directors") is responsible for managing the Company's business and affairs. The Board of Directors also oversees duties required by applicable state and federal law. The Company has entered into an investment advisory agreement with Frontegra dated October 30, 1996, as amended as of February 1, 1998, December 31, 1999, January 31, 2001 and August 30, 2002 (the "Investment Advisory Agreement"), pursuant to which Frontegra supervises the management of the Fund's investments and business affairs, subject to the supervision of the Company's Board of Directors. Frontegra provides office facilities for the Funds and pays the salaries, fees, and expenses of all officers and directors of the Funds who are interested persons of Frontegra.

Adviser. The Company is managed by Frontegra, which supervises the management of each Fund's portfolio by the subadvisers and administers the Company's business affairs. Frontegra was organized in 1996 and is located at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062. Mr. William D. Forsyth III and Mr. Thomas J. Holmberg, Jr. each own 50% of Frontegra. Under the Investment Advisory Agreement, the Opportunity Fund compensates Frontegra at the annual rate of 0.65% of the Fund's average daily net assets; and the Horizon Fund compensates Frontegra at the annual rate of 1.00% of the Fund's average daily net assets.

Pursuant to an expense cap agreement dated August 30, 2002, Frontegra contractually agreed to waive its management fee and/or reimburse each Fund's operating expenses to the extent necessary to ensure that the Opportunity Fund's total operating expenses do not exceed 0.90% of the Fund's average daily assets and the Horizon Fund's total operating expenses do not exceed 1.10% of the Fund's average daily assets. The expense cap agreement will continue in effect until on October 31, 2003 with successive renewal terms of one year unless terminated by Frontegra or the Fund prior to any such renewal. The expense cap agreement has the effect of lowering the overall expense ratio for a Fund and increasing the Fund's overall return to investors during the time any such amounts are waived and/or reimbursed.

Reams. Reams is located at 227 Washington Street, Columbus, Indiana 47202-0727. Under the subadvisory agreement as amended August 2, 1999, May 8, 2000 and January 31, 2001, and with certain exceptions described herein, Reams is compensated by Frontegra for its investment advisory services at the annual rate of 0.45% of the Opportunity Fund's average daily net assets. In recognition of the economies of scale that will be gained by the Opportunity Fund and Frontegra, and with the exception of defined contribution or 401(k) investments in the Funds, for initial investments of over $15 million in the Opportunity Fund, Frontegra will compensate Reams an extra 0.10% of the average daily net assets of such investments. Reams provides continuous advice and recommendations concerning the Funds' investments and is responsible for selecting the broker-dealers who execute the portfolio transactions. In executing such transactions, Reams seeks to obtain the best net results for the Opportunity Fund. In addition to providing investment advisory services to the Fund, Reams serves as investment adviser to pension and profit-sharing plans and other institutional investors. As of June 30, 2002, Reams had approximately $13.9 billion under management, which includes fixed income portfolios totaling approximately $13.5 billion and equity portfolios totaling approximately $425 million.

Opportunity Fund Portfolio Manager. The day-to-day management responsibilities for the Opportunity Fund's portfolio are primarily handled by an equity portfolio management team which has been managed by Mr. David R. Milroy since the Fund's inception. Mr. Milroy has been Senior Vice President, Equity Management, of Reams since April 1994 and was Vice President and Senior Vice President, Equity Management, of Reams Asset Management Company, Inc. from June 1990 until March 1994. Mr. Milroy was a Portfolio Manager of Loomis, Sayles & Co. from May 1985 until May 1990. Mr. Milroy approves scenarios established for individual securities submitted by each analyst and makes the final buy and sell decisions. From the Fund's inception until September 1999, the Fund was also managed by Mr. Fred W. Reams, the Chairman of Reams.

IronBridge. IronBridge (formerly known as CFROI Advisors) is located at 1 Parkview Plaza, Suite 600, Oakbrook Terrace, Illinois 60181. Under the subadvisory agreement dated as of August 30, 2002, IronBridge is compensated by Frontegra for its investment advisory services at the annual rate of 0.40% of the Horizon Fund's average daily net assets when the Fund has net assets of $200 million or less. Once the Horizon Fund has net assets over $200 million, IronBridge will receive 50% of the net advisory fee received by Frontegra, after giving effect to any fee waiver or reimbursement by Frontegra pursuant to the expense cap agreement discussed above. IronBridge provides continuous advice and recommendations concerning the Fund's investments and is responsible for selecting the broker-dealers who execute the portfolio transactions. In executing such transactions, IronBridge seeks to obtain the best net results for the Horizon Fund. In addition to providing investment advisory services to the Fund, IronBridge serves as investment adviser to pension plans, endowments, foundations and high net worth clients. As of June 30, 2002, IronBridge had approximately $57.1 million under management.

Horizon Fund Portfolio Manager. The Horizon Fund's portfolio is managed primarily by Mr. Christopher Faber. Mr. Faber has been the President and a portfolio manager of IronBridge since April 1999. Mr. Faber was a founding partner of Holt Value Associates, L.P. from May 1986 to April 1999. Mr. Faber reviews and approves the analysts' recommendations and makes the final buy and sell decisions for the Fund.

Custodian, Transfer Agent and Administrator. U.S. Bank, N.A. acts as custodian of each Fund's assets. U.S. Bancorp Fund Services, LLC serves as transfer agent for the Funds (the "Transfer Agent") and as the Funds' administrator. U.S. Bank, N.A. and U.S. Bancorp Fund Services, LLC are affiliated entities. Prior to January 1, 2002, U.S. Bank, N.A. was known as Firstar Bank, N.A., and U.S. Bancorp Fund Services, LLC was known as Firstar Mutual Fund Services, LLC.

YOUR ACCOUNT

How to Purchase Shares. Shares of the Funds are sold on a continuous basis at net asset value. Each Fund's net asset value is determined as of the close of trading on the New York Stock Exchange (the "NYSE") (generally 4:00 p.m., Eastern Time) on each day the NYSE is open. Your purchase price will be the Fund's net asset value next determined after the Fund receives your request in proper form. A confirmation indicating the details of the transaction will be sent to you promptly. Shares are credited to your account, but certificates are not issued. However, you will have full shareholder rights.

Each Fund's minimum initial investment is $100,000. Subsequent investments may be made by mail or wire with a minimum subsequent investment of $1,000. The Funds reserve the right to change or waive these minimums at any time. You will be given at least 30 days' notice of any increase in the minimum dollar amount of purchases.

If you purchase shares of a Fund by check and request the redemption of such shares within 15 days of the initial purchase, payment of the redemption proceeds may be delayed for up to 12 days in order to ensure that the check has cleared. This is a security precaution only and does not affect your investment.

Initial Investment - Minimum $100,000. You may purchase shares of the Funds by completing an application and mailing it along with a check or money order payable to "Frontegra Funds, Inc." to: Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. For overnight deliveries, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202. Purchases must be made in U.S. dollars and all checks must be drawn on a U.S. bank. If your check does not clear, you will be charged a $25 service fee. You will also be responsible for any losses suffered by a Fund as a result. In the event a shareholder is unable to make the Fund whole in such a case, Frontegra will generally be responsible for any losses, with the right to seek indemnification or contribution from the Transfer Agent or other parties. All applications to purchase shares of the Funds are subject to acceptance by the Company and are not binding until so accepted. The Company reserves the right to reject an application in whole or in part.

Alternatively, you may place an order to purchase shares of the Funds through a broker-dealer. Broker-dealers may charge a transaction fee for placing orders to purchase Fund shares. It is the responsibility of the broker-dealer to place the order with the Fund on a timely basis.

In addition, you may purchase shares of the Funds by wire. To establish a new account by wire transfer, please call the Transfer Agent at 1-888-825-2100. The Transfer Agent will assign an account number to you at that time. Funds should then be wired through the Federal Reserve System as follows:

U.S. Bank, N.A.
ABA Number 042000013
For credit to U.S. Bancorp Fund Services, LLC
Account Number 112-952-137
For further credit to Frontegra Funds, Inc.
(investor account number)
(name or account registration)
(Social Security or Taxpayer Identification Number)
(identify Fund)

The Funds are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.

Subsequent Investments - Minimum $1,000. You may make additions to your account in amounts of $1,000 or more by mail or by wire. When making an additional purchase by mail, enclose a check payable to "Frontegra Funds, Inc." along with the additional investment form provided on the lower portion of your account statement. To make an additional purchase by wire, please follow the instructions listed above.

How to Redeem Shares. You may request redemption of part or all of your Fund shares at any time. The price you receive will be the net asset value next determined after a Fund receives your request in proper form. Once your redemption request is received in proper form, the Fund normally will mail or wire your redemption proceeds the next business day and, in any event, no later than seven calendar days after receipt of a redemption request. However, the Funds may hold payment of that portion of an investment which was made by check that has not been collected for up to 12 days. In addition to the redemption procedures described below, redemptions may also be made through broker-dealers who may charge a commission or other transaction fee.

Written Redemption. To redeem shares in a Fund please furnish a written, unconditional request to: Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. For written redemption requests sent via overnight delivery, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202. Your request must (i) be signed exactly as the shares are registered, including the signature of each owner and (ii) specify the number of Fund shares or dollar amount to be redeemed. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact. Redemption proceeds may be wired to a commercial bank authorized on your account application. If the dollar amount requested to be redeemed is greater than the current value of your account, your entire account balance will be redeemed.

Signature Guarantees. Signature guarantees are required for: (i) redemption requests mailed or wired to a person other than the registered owner(s) of the shares, (ii) redemption requests mailed or wired to other than the address of record and (iii) redemption requests submitted within 30 days of an address change. A signature guarantee may be obtained from any bank, savings and loan association, credit union, brokerage firm or other eligible guarantor institution. A notary public is not an acceptable guarantor.

Account Termination. Your account may be terminated by a Fund on not less than 30 days' notice if the value of the shares in the account falls below $10,000 as a result of redemptions. Upon any such termination, a check for the redemption proceeds will be sent to the address of record within seven calendar days of the redemption.

EXCHANGE PRIVILEGE

You may exchange your shares in any Frontegra Fund for shares in any other Frontegra Fund at any time by written request. The value of the shares to be exchanged and the price of the shares being purchased will be the net asset value next determined after receipt of instructions for exchange in proper form. An exchange from one Fund to another is treated the same as an ordinary sale and purchase for federal income tax purposes and you will realize a capital gain or loss. This is not a tax-free exchange. Exchange requests should be directed to: Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. For written exchange requests sent via overnight delivery, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202. Exchange requests may be subject to limitations, including those relating to frequency, that may be established from time to time to ensure that the exchanges do not disadvantage a Fund or its shareholders. The Company reserves the right to modify or terminate the exchange privilege upon 60 days' written notice to each shareholder prior to the modification or termination taking effect.

VALUATION OF FUND SHARES

The price of a Fund's shares is the Fund's net asset value, which is calculated using the market price method of valuation and is determined as of the close of trading (generally 4:00 p.m. Eastern Time) on each day the NYSE is open for business. The Fund does not determine net asset value on days the NYSE is closed. The NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors or its delegate. The price at which a purchase order or redemption request is effected is based on the next calculation of net asset value after the order or request is placed.

TAX-SHELTERED RETIREMENT PLANS

The Company offers through its custodian, U.S. Bank, N.A., various qualified retirement plans for adoption by individuals and employers. Participants in these plans can accumulate shares of the Funds on a tax-deferred basis. Please call 1-888-825-2100 for a current list of the plans offered.

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX TREATMENT

For federal income tax purposes, all dividends and distributions of net realized short-term capital gains are taxable as ordinary income whether reinvested or received in cash unless you are exempt from taxation or entitled to a tax deferral. Distributions paid by a Fund from net realized long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as a capital gain unless you are exempt from taxation or entitled to a tax deferral. The capital gain holding period is determined by the length of time the Fund has held the security and not the length of time that you have held shares in the Fund. Shareholders are informed annually as to the amount and nature of all dividends and capital gains paid during the prior year. Such capital gains and dividends may also be subject to state or local taxes. If you are not required to pay taxes on your income, you are generally not required to pay federal income taxes on the amounts distributed to you.

The Opportunity and Horizon Funds will usually distribute dividends and capital gains at least annually. When a dividend or capital gain is distributed, the Funds' net asset value decreases by the amount of the payment. If you purchase shares shortly before a distribution, you will, nonetheless, be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same. The Funds expect that, because of the investment objectives, the distributions will consist primarily of capital gains.

All dividends or capital gain distributions will automatically be reinvested in shares of the Fund at the then prevailing net asset value unless an investor specifically requests that either dividends or capital gains or both be paid in cash. The election to receive dividends or reinvest them may be changed by writing to: Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. For overnight deliveries, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202. Such notice must be received at least five business days prior to the record date of any dividend or capital gain distribution.

If you do not furnish the Funds with your correct Social Security Number or Taxpayer Identification Number and/or a Fund receives notification from the Internal Revenue Service requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds at a rate of 31%.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. There may be other federal, state, or local tax considerations applicable to you. You are urged to consult your own tax adviser.

PRIVACY POLICY

Protecting the privacy of Fund shareholders is important to us. The following is a description of the practices and policies through which the Funds maintain the confidentiality and protect the security of your non-public personal information.

What Information We Collect

In the course of providing services to you, we may collect the following types of "non-public personal information" about you:

  Information we receive from you on applications or other forms, such as your name, address and social security number, the types and amounts of investments and bank account information, and
  Information about your transactions with us, our affiliates and others, as well as other account data.

"Non-public personal information" is non-public information about you that we obtain in connection with providing a financial product or service to you, such as the information described in the above examples.

"Affiliates" include companies related to Frontegra Funds, Inc. through common control or ownership. Affiliates include Frontegra, the Funds' investment adviser, and Frontier Partners, Inc., a consulting/marketing firm.

What Information We Disclose

We do not disclose non-public personal information about you or any of our former shareholders to anyone, except as permitted by law. We are permitted by law to share any of the information we collect, as described above, with our affiliates. In addition, in the normal course of serving shareholders, information we collect may be shared with companies that perform various services such as transfer agents, custodians and broker-dealers. These companies will use this information only for the services for which we hired them and as allowed by applicable law.

Confidentiality and Security Procedures

To protect your personal information, we permit access only by authorized employees. We maintain physical, electronic and procedural safeguards to protect the confidentiality, integrity and security of your non-public personal information.

We will continue to adhere to the privacy policies and practices in this notice even after your account is closed or becomes inactive.

For questions about our policy, please contact Katharine Barry, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202.

DIRECTORS	TRANSFER AGENT
William D. Forsyth III	U.S. Bancorp Fund Services, LLC
David L. Heald	For overnight deliveries, use:
James M. Snyder	Frontegra Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
OFFICERS	615 East Michigan Street, 3rd Floor
William D. Forsyth III	Milwaukee, Wisconsin 53202
Thomas J. Holmberg, Jr.
For regular mail deliveries, use:
INVESTMENT ADVISER	Frontegra Funds, Inc.
Frontegra Asset Management, Inc.	c/o U.S. Bancorp Fund Services, LLC
400 Skokie Boulevard, Suite 500	P.O. Box 701
Northbrook, Illinois 60062	Milwaukee, Wisconsin 53201-0701

SUB-ADVISERS	AUDITORS
Reams Asset Management Company, LLC	Ernst & Young LLP
227 Washington Street	Sears Tower
Columbus, Indiana 47202-0727	233 S. Wacker Drive
Chicago, Illinois 60606-6301
IronBridge Capital Management, LLC
1 Parkview Plaza, Suite 600	LEGAL COUNSEL
Oakbrook Terrace, Illinois 60181	Godfrey & Kahn, S.C.
780 N. Water Street
CUSTODIAN	Milwaukee, Wisconsin 53202
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

Additional information regarding the Company and the Funds is included in the Statement of Additional Information ("SAI") which has been filed with the Securities and Exchange Commission ("SEC"). The SAI is incorporated in this Prospectus by reference and therefore is legally part of this Prospectus. Further information about the Funds' investments is also available in the Company's annual and semi-annual reports to shareholders. The Company's annual report provides a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. You may receive the Funds' SAI, annual report and semi-annual report free of charge, request other information about the Funds and make shareholder inquiries by contacting the Company at the address below or by calling, toll-free, 1-888-825-2100.

Information about the Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Please call the SEC at 1-202-942-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Funds are also available on the EDGAR database on the SEC's Internet site located at http://www.sec.gov. Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Frontegra Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701, Milwaukee, Wisconsin 53201-0701

The Company's 1940 Act File Number is 811-7685.

FRONTEGRA FUNDS

PROSPECTUS

Frontegra Total Return Bond Fund
Frontegra Investment Grade Bond Fund

Frontegra Asset Management, Inc.

        Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

August 30, 2002

Frontegra Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC
P. O. Box 701
Milwaukee, Wisconsin 53201-0701

1-888-825-2100

The Frontegra Total Return Bond Fund (the "Total Return Bond Fund") and the Frontegra Investment Grade Bond Fund (the "Investment Grade Bond Fund") (together, the "Funds") are each a series of Frontegra Funds, Inc., (the "Company").

The investment objective of the Total Return Bond Fund is a high level of total return, consistent with the preservation of capital. The Fund invests primarily in a diversified portfolio of fixed income securities of varying maturities.

The investment objective of the Investment Grade Bond Fund is a high level of total return, consistent with the preservation of capital. The Fund invests primarily in investment grade fixed income securities of varying maturities.

These investment objectives may not be changed without shareholder approval.

This Prospectus contains information you should consider before investing in the Funds. Please read it carefully and keep it for future reference.

The Frontegra Funds at a Glance	1
Fees and Expenses of the Funds	4
Principal Investment Strategy - Total Return Bond Fund	5
Implementation of Principal Investment Strategy - Total Return Bond Fund	5
Principal Investment Strategy - Investment Grade Bond Fund	7
Implementation of Principal Investment Strategy - Investment Grade Bond Fund	7
Prior Performance of Reams	8
Financial Highlights	10
Fund Management	12
Your Account	13
Exchange Privilege	14
Valuation of Fund Shares	14
Tax-Sheltered Retirement Plans	15
Dividends, Capital Gain Distributions and Tax Treatment	15
Privacy Policy	15

You should rely only on the information contained in this Prospectus and in the Statement of Additional Information ("SAI"), which is available upon request. The Company has not authorized others to provide additional information. The Company does not authorize use of this Prospectus in any state or jurisdiction where the offering cannot legally be made.

THE FRONTEGRA FUNDS AT A GLANCE

THE FRONTEGRA TOTAL RETURN BOND FUND

Investment Objective. The Total Return Bond Fund's goal, also referred to as its investment objective, is a high level of total return, consistent with the preservation of capital.

Principal Investment Strategy. The Fund invests, under normal conditions, at least 80% of its assets in bonds of varying maturities. Shareholders will be provided with at least 60 days prior notice of any change in this policy. When making purchase decisions, the Fund's subadviser, Reams Asset Management Company, LLC ("Reams"), looks for securities that it believes are undervalued in the fixed income market. In addition, Reams structures the Fund so that the overall portfolio has an average life (referred to as "duration") of between four and six years based on market conditions.

Reams uses a two-step process in managing the Fund. First, Reams evaluates market attractiveness to establish a measure of the portfolio's duration, or interest rate sensitivity. Next, Reams assembles the Fund's portfolio from the best available values based on analysis by the portfolio management team.

Although the Fund will invest primarily in investment grade fixed income securities, the Fund may invest up to 25% of its assets in non-investment grade fixed income securities (junk bonds).

THE FRONTEGRA INVESTMENT GRADE BOND FUND

Investment Objective. The Investment Grade Bond Fund's goal, also referred to as its investment objective, is a high level of total return, consistent with the preservation of capital.

Principal Investment Strategy. The Fund invests, under normal conditions, at least 80% of its assets in investment grade bonds of varying maturities. Shareholders will be provided with at least 60 days prior notice of any change in this policy. In selecting securities for the Fund, Reams starts with a universe of investment grade bonds, which are bonds that are rated BBB or higher. Reams then looks for securities it believes are undervalued in the fixed income market.

Reams uses a two-step process in managing the Fund. First, Reams evaluates market attractiveness to establish a measure of the portfolio's duration, or interest rate sensitivity. The Fund's duration will normally vary between four and six years. Next, Reams assembles the Fund's portfolio from the best available values based on analysis by the portfolio management team.

Principal Risk Factors. The main risks of investing in the Funds are:

Total Return Bond and Investment Grade Bond Funds

Market Risks. Each Fund's investments are subject to market risk, so that the value of the Fund's investments may decline. If the value of the Fund's investments goes down, you may lose money. The share price of the Funds is expected to fluctuate. Your shares at redemption may be worth more or less than your initial investment.

Individual Bond Risks. Each Fund's investments are subject to the risks inherent in individual bond selections. While fixed income securities normally fluctuate less in price than stocks, there have been extended periods of increases in interest rates that have caused significant declines in fixed income securities prices.

Maturity Risk. The Funds will invest in bonds of varying maturities. A bond's maturity is one indication of the interest rate exposure of a security. Generally, the longer a bond's maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond's maturity, the lower the risk and the lower its yield.

Credit Risk. Individual issues of fixed income securities in the Funds may also be subject to the credit risk of the issuer.

Prepayment Risk. The Funds may invest in mortgage- and asset-backed securities which are subject to fluctuations in yield due to prepayment rates that may be faster or slower than expected.

Income Risk. The Funds' income could decline due to falling market interest rates. In a falling interest rate environment, the Funds may be required to invest their assets in lower-yielding securities. Because interest rates vary, it is impossible to predict the income or yield of the Funds for any particular period.

Total Return Bond Fund

Junk Bond Risk. The Total Return Bond Fund may invest up to 25% of its assets in non-investment grade debt securities (commonly referred to as junk bonds). Junk bonds involve greater interest rate and credit quality risks than investment grade securities. Junk bonds are also subject to additional special risks, including the possibility of default or bankruptcy by the issuer.

Who Should Invest. The Funds are suitable for long-term investors only and are not designed as short-term investment vehicles.

The Total Return Bond Fund may be an appropriate investment for you if you:

    Seek long-term preservation of capital; and
    Want to include a bond fund in your portfolio.

The Investment Grade Bond Fund may be an appropriate investment for you if you:

    Seek long-term preservation of capital; and
    Want to include an investment grade bond fund in your portfolio.

Performance Bar Charts and Tables. The return information for the Total Return Bond Fund provided in the bar chart and table that follows illustrates how the Fund's performance can vary, which is one indication of the risks of investing in the Fund. The information shows the changes in the Total Return Bond Fund's performance from year to year. The information also provides some indication of the risks of investing in the Fund by showing how the Fund's average annual returns compare with a broad measure of market performance. Please keep in mind that the Fund's past performance (before and after taxes) does not necessarily represent how it will perform in the future. Performance information for the Investment Grade Bond Fund is not included because as of December 31, 2001, it had not been in operation for a full calendar year.
Calendar Year Total Returns
Total Return Bond Fund

The calendar year-to-date return of the Total Return Bond Fund through June 30, 2002 was 0.64%.

The calendar year-to-date return of the Investment Grade Bond Fund through June 30, 2002 was 2.71%.

Best and Worst Quarterly Performance

(During the periods shown above)
Fund name	Best quarter return	Worst quarter return
Total Return Bond Fund	3.89% (1st quarter, 2001)	(0.88)% (1st quarter, 1997 and 4th quarter, 2001)

        The after-tax returns shown below are intended to show the impact of assumed federal income taxes on an investment in the Total Return Bond Fund. The "Return After Taxes on Distributions" shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that you still hold Fund shares at the end of the period. The "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period. The after tax returns are calculated using the highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. For 2001, the highest ordinary income and short-term gain rate was 39.1% and the highest long-term gain rate was 20.0%. In certain cases, the "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. This will occur when a capital loss is realized upon the sale of Fund shares and provides an assumed tax benefit that increases the return. Your actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares through a tax-deferred account, such as a 401(k) plan or an individual retirement account ("IRA").

Average Annual Total Returns
(For periods ended December 31, 2001)
Fund/Index	One Year	Five Years	Since Inception (11/25/96)
Total Return Bond Fund
Return Before Taxes	7.40%	7.46%	7.14%
Return After Taxes on Distributions	4.85%	4.77%	4.47%
Return After Taxes on Distributions and Sale of Fund Shares	4.50%	4.64%	4.39%
Lehman Brothers Aggregate Bond Index(1)	8.44%	7.43%	7.18%

(1)   The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in fixed income securities.

FEES AND EXPENSES OF THE FUNDS

This table describes the fees and expenses that you will pay if you buy and hold shares of a Fund.
	Total Return	Investment Grade
	Bond Fund	Bond Fund
Shareholder Fees (fees paid
directly from your investment)(1)	NONE	NONE

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)(2)

Management Fees	0.40%	0.42%
Distribution (12b-1) Fees	NONE	NONE
Other Expenses	0.205%	0.53%
Total Annual Fund Operating Expenses	0.605%	0.95%
Fee Waiver/Expense Reimbursement	(0.18)%(3)	(0.53)%(4)
Net Expenses	0.425%	0.42%

____________

(1) The Funds will charge a service fee of $25 for checks that do not clear.

(2) Stated as a percentage of a Fund's average daily net assets.

(3) Pursuant to an expense cap agreement dated August 30, 2002 between the Funds' adviser, Frontegra Asset Management, Inc. ("Frontegra") and the Total Return Bond Fund, Frontegra contractually agreed to waive its management fee and/or reimburse each Fund's operating expenses to the extent necessary to ensure that the Total Return Bond Fund's total operating expenses do not exceed 0.425% of the Fund's average daily net assets. The expense cap agreement will continue in effect until October 31, 2003 with successive renewal terms of one year unless terminated by Frontegra or the Fund prior to any such renewal. "Other Expenses" are presented before any waivers or expense reimbursements.

(4) Pursuant to an expense cap agreement dated August 30, 2002, Frontegra contractually agreed to waive its management fee and/or reimburse the Investment Grade Bond Fund's operating expenses to the extent necessary to ensure that the Investment Grade Bond Fund's total operating expenses do not exceed 0.42% of the Fund's average daily net assets. The expense cap agreement will continue in effect until October 31, 2003 with successive renewal terms of one year unless terminated by Frontegra or the Fund prior to any such renewal. "Other Expenses" are presented before any waivers or expense reimbursements.

Example

The following example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same each year and that Frontegra's fee waiver/expense reimbursement discussed above will not continue beyond the period of the current expense cap agreement. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

Fund	1 Year	3 Years	5 Years	10 Years
Total Return Bond Fund	$43	$176	$320	$ 739
Investment Grade Bond Fund	$43	$250	$474	$1,118

PRINCIPAL INVESTMENT STRATEGY - TOTAL RETURN BOND FUND

The Total Return Bond Fund will seek to achieve its investment objective by investing in a diversified portfolio of fixed income securities of varying maturities. Under normal market conditions, the Fund will invest at least 80% of its assets in bonds. These instruments include: short-term fixed income securities; U.S. government securities; corporate debt securities, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities.

Although the Fund primarily will invest in investment grade fixed income securities, the Fund may invest up to 25% of its assets in fixed income securities that are rated below investment grade. Investment grade fixed income securities include bonds rated in one of the four highest rating categories by a nationally recognized statistical rating organization, such as BBB or higher by Standard & Poor's ("S&P").

As a temporary defensive technique and in other limited circumstances, such as in the case of unusually large cash inflows or redemptions, the Fund may invest without limitation in cash and short-term fixed-income securities. To the extent the Fund engages in any of these temporary strategies, it may not achieve its investment objective.

The portfolio duration of the Fund will normally fall between four and six years based on market conditions. Duration is a measure of a fixed income security's average life that reflects the present value of the security's cash flow, and accordingly is a measure of price sensitivity to interest rate changes. For example, if interest rates decline by 1%, the market value of a portfolio with a duration of five years would rise by approximately 5%. Conversely, if interest rates increase by 1%, the market value of the portfolio would decline by approximately 5%. The longer the duration, the more susceptible the portfolio will be to changes in interest rates.

As the Total Return Bond Fund's subadviser, Reams attempts to maximize total return over a long-term horizon through opportunistic investing in a broad array of eligible securities. The investment process combines top-down interest rate management with bottom-up bond selection, focusing on undervalued issues in the fixed income market. Reams employs a two-step process in managing the Fund. The first step is to establish the portfolio's duration, or interest rate sensitivity. Reams determines whether the bond market is under- or over-priced by comparing current real interest rates (the nominal rate on the ten year bond less Reams' estimate of inflation) to historical real interest rates. If the current real rate is higher than historical norms, the market is considered undervalued and Reams will manage the portfolio with duration greater than the market duration. If the current real rate is less than historical norms, the market is considered overvalued and Reams will run a defensive portfolio. Once Reams has determined an overall market strategy, the second step is to select the most attractive bonds for the Fund. The portfolio management team screens hundreds of issues to determine how each will perform in various interest-rate environments. The team constructs these scenarios by considering the outlook for interest rates, fundamental credit analysis and option-adjusted spread analysis. The team compares these investment opportunities and assembles the Fund's portfolio from the best available values. Reams constantly monitors the expected returns of the securities in the Fund versus those available in the market and of other securities the firm is considering for purchase. Reams' strategy is to replace securities that it feels are approaching fair market value with those that, according to its analysis, are significantly undervalued.

IMPLEMENTATION OF PRINCIPAL INVESTMENT STRATEGY - TOTAL RETURN BOND FUND

Fixed Income Securities. The Total Return Bond Fund may invest in a wide variety of fixed income securities. Issuers of fixed income securities have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain securities (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call such securities during periods of falling interest rates. As a result, the Fund may be required to invest the unanticipated proceeds of the called security at lower interest rates, which may cause the Fund's income to decline.

Commercial paper generally is considered the shortest form of fixed income security. Notes whose original maturities are two years or less are considered short-term obligations. The term "bond" generally refers to securities with maturities longer than two years. Bonds with maturities of three years or less are considered short-term, bonds with maturities between three and ten years are considered intermediate-term, and bonds with maturities greater than ten years are considered long-term.

Principal Risks: In general, the longer the maturity of a fixed income security, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability. The values of fixed income securities also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the credit rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on increased risk, issuers deemed to be less creditworthy generally must offer investors higher interest rates than issuers with better credit ratings.

Non-Investment Grade Debt Securities (Junk Bonds). The Fund may invest up to 25% of its assets in junk bonds. Junk bonds, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Although it is not precluded from doing so, the Fund generally does not invest in junk bonds rated below "BB" by S&P.

Principal Risks: Junk bond securities tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risk than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of junk bond securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. The Fund may have difficulty disposing of certain junk bond securities because there may be a thin trading market for such securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. Periods of economic uncertainty generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.

Mortgage- and Other Asset-Backed Securities. The Fund may invest in mortgage- and other asset-backed securities. Mortgage-backed securities represent direct or indirect participation in mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not mortgage loans. Instead, they include assets such as motor vehicle installment sales contracts, installment loan contracts, home equity loans, leases of various types of property and receivables from credit card issuers or other revolving credit arrangements.

Principal Risks: The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt obligations. For example, interest and principal payments are made more frequently on mortgage- and asset-backed securities, usually monthly, and principal may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will increase yield to maturity. If the Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for government sponsored mortgage-backed securities.

Portfolio Turnover. The portfolio turnover rate for the Fund ranged from approximately 83% to 635% for the past three fiscal years and/or fiscal periods. The portfolio turnover rate indicates changes in the Fund's securities holdings. Although the Fund does not engage in frequent trading as a principal investment strategy, from time to time the Fund may experience a high portfolio turnover rate due to an increase in its assets and/or more trading in response to volatility in the fixed income markets.

Principal Risks: If the Fund experiences a high portfolio turnover rate, you may realize significant taxable capital gains as a result of frequent trading of the Fund's assets and the Fund will incur transaction costs in connection with buying and selling securities. Tax and transaction costs lower the Fund's effective return for investors.

PRINCIPAL INVESTMENT STRATEGY - INVESTMENT GRADE BOND FUND

The Investment Grade Bond Fund will seek to achieve its investment objective by investing in a diversified portfolio of investment grade fixed income securities of varying maturities. Under normal market conditions, the Fund will invest at least 80% of its assets in investment grade bonds. These instruments include: short-term fixed income securities; U.S. government securities; corporate debt securities, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; structured notes and loan participations; bank certificates of deposit, fixed time deposits and bankers' acceptances; and repurchase agreements.

The Fund will invest in investment grade bonds, which include bonds rated in one of the four highest rating categories by a nationally recognized statistical rating organization, such as BBB or higher by S&P.

As a temporary defensive technique and in other limited circumstances, such as in the case of unusually large cash inflows or redemptions, the Fund may invest without limitation in cash and short-term fixed-income securities. To the extent the Fund engages in any of these temporary strategies, it may not achieve its investment objective.

The portfolio duration of the Fund will normally fall between four and six years based on market conditions. Duration is a measure of a fixed income security's average life that reflects the present value of the security's cash flow, and accordingly is a measure of price sensitivity to interest rate changes. For example, if interest rates decline by 1%, the market value of a portfolio with a duration of five years would rise by approximately 5%. Conversely, if interest rates increase by 1%, the market value of the portfolio would decline by approximately 5%. The longer the duration, the more susceptible the portfolio will be to changes in interest rates.

As the Investment Grade Bond Fund's subadviser, Reams attempts to maximize total return over a long-term horizon through opportunistic investing in a broad array of eligible securities. The investment process combines top-down interest rate management with bottom-up bond selection, focusing on undervalued issues in the fixed income market. Reams employs a two-step process in managing the Fund. The first step is to establish the portfolio's duration, or interest rate sensitivity. Reams determines whether the bond market is under- or over-priced by comparing current real interest rates (the nominal rate on the ten year bond less Reams' estimate of inflation) to historical real interest rates. If the current real rate is higher than historical norms, the market is considered undervalued and Reams will manage the portfolio with duration greater than the market duration. If the current real rate is less than historical norms, the market is considered overvalued and Reams will run a defensive portfolio. Once Reams has determined an overall market strategy, the second step is to select the most attractive bonds for the Fund. The portfolio management team screens hundreds of issues to determine how each will perform in various interest-rate environments. The team constructs these scenarios by considering the outlook for interest rates, fundamental credit analysis and option-adjusted spread analysis. The team compares these investment opportunities and assembles the Fund's portfolio from the best available values. Reams constantly monitors the expected returns of the securities in the Fund versus those available in the market and of other securities the firm is considering for purchase. Reams' strategy is to replace securities that it feels are approaching fair market value with those that, according to its analysis, are significantly undervalued.

IMPLEMENTATION OF PRINCIPAL INVESTMENT STRATEGY - INVESTMENT GRADE BOND FUND

Fixed Income Securities. The Investment Grade Bond Fund may invest in a wide variety of investment grade fixed income securities. Issuers of fixed income securities have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain securities (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call such securities during periods of falling interest rates. As a result, the Fund may be required to invest the unanticipated proceeds of the called security at lower interest rates, which may cause the Fund's income to decline.

Commercial paper generally is considered the shortest form of fixed income security. Notes whose original maturities are two years or less are considered short-term obligations. The term "bond" generally refers to securities with maturities longer than two years. Bonds with maturities of three years or less are considered short-term, bonds with maturities between three and ten years are considered intermediate-term, and bonds with maturities greater than ten years are considered long-term.

Principal Risks: In general, the longer the maturity of a fixed income security, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability. The values of fixed income securities also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the credit rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on increased risk, issuers deemed to be less creditworthy generally must offer investors higher interest rates than issuers with better credit ratings. The Fund may invest in lower rated investment grade bonds (BBB), which involve greater risks than bonds of better quality.

Mortgage- and Other Asset-Backed Securities. The Fund may invest in mortgage- and other asset-backed securities. Mortgage-backed securities represent direct or indirect participation in mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not mortgage loans. Instead, they include assets such as motor vehicle installment sales contracts, installment loan contracts, home equity loans, leases of various types of property and receivables from credit card issuers or other revolving credit arrangements.

Principal Risks: The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt obligations. For example, interest and principal payments are made more frequently on mortgage- and asset-backed securities, usually monthly, and principal may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will increase yield to maturity. If the Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for government sponsored mortgage-backed securities.

PRIOR PERFORMANCE OF REAMS

The following tables show the historical composite performance data for all of Reams' private advisory accounts which have investment objectives, policies, strategies and risks substantially similar to the Total Return Bond Fund, known as the Reams Fixed Income Composite, and the historical composite performance data for all of Reams' private advisory accounts which have investment objectives, policies, strategies and risks substantially similar to the Investment Grade Bond Fund, known as the Reams Investment Grade Fixed Income Composite (collectively, the "Composites"). The Composites are defined to include all fee-paying discretionary accounts over $20 million that are managed according to the applicable Fund's investment strategy.

The Composites are not subject to the same types of expenses to which the Funds are subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Funds by the Internal Revenue Code of 1986, as amended and the Investment Company Act of 1940, as amended, respectively. Consequently, the performance results for the Composites could have been adversely affected if the accounts included in the Composites had been regulated under the federal security and tax laws. The data is provided to illustrate the past performance of Reams in managing a substantially similar portfolio as measured against a specific benchmark and does not represent the performance of the Funds.

All of the performance information has been calculated in compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS®), the U.S. and Canadian version of the Global Investment Performance Standards (GIPS®). AIMR has not been involved in the preparation or review of this information. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, if any, and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by the accounts included in the Composites, without provision for federal or state income taxes. Cash and cash equivalents are included in the performance returns. No leveraged positions were used. Total return is calculated monthly in accordance with the time weighted rate of return method provided for by AIMR standards accounted for on a trade-date and accrual basis. The monthly returns are linked to derive an annual total return. AIMR standards for calculation of total return differ from the standards required by the SEC for calculation of average annual total return.

The Composite expenses are lower than the respective Fund expenses. Accordingly, if the Total Return Bond and Investment Grade Bond Funds' expenses had been deducted from the relevant Composite's returns, the returns would be lower than those shown. You should not consider this performance data as an indication of the future performance of the Funds or Reams.

Reams Asset Management Company, LLC

Reams Fixed Income Composite Performance History: 6/1/81-6/30/02(1)

Periods Ended 6/30/02	Reams Fixed Income Composite Total Return	Lehman Brothers Aggregate Bond Index(2)
1 Year	3.71%	8.63%
5 Years	7.28%	7.57%
10 Years	8.04%	7.35%
From Inception(3)	12.91%	10.53%

____________

(1) For the Total Return Bond Fund's performance, see the return information under "The Frontegra Funds at a Glance."

(2) The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in fixed income securities.

(3) The Composite commenced operations on June 1, 1981.

Average Annualized Return in Percent: 6/1/81-6/30/02
Reams Fixed Income Composite Performance	12.91%
Lehman Brothers Aggregate Bond Index	10.53%

Reams Investment Grade Fixed Income Composite: 9/1/92-6/30/02(1)

Periods Ended 6/30/02	Reams Investment Grade Fixed Income Composite Total Return	Lehman Brothers Aggregate Bond Index(2)
1 Year	7.06%	8.63%
5 Years	7.64%	7.57%
From Inception(3)	7.40%	7.14%

__________

(1) Return information for the Investment Grade Bond Fund is not included in this Prospectus because as of December 31, 2001, it had been in operation for less than a full calendar year.

(2) The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in fixed income securities.

(3) The Composite commenced operations on September 1, 1992.

Average Annualized Return in Percent: 9/1/92-6/30/02
Reams Investment Grade Fixed Income Composite Performance	7.40%
Lehman Brothers Aggregate Bond Index	7.14%

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance from its commencement of operations to December 31, 2001. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund for the stated periods (assuming reinvestment of all dividends and distributions). The information through June 30, 2001 has been audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, is included in the Funds' annual report, which is available upon request. The information for the six months ended December 31, 2001 is unaudited and is included in the Funds' semi-annual report, which is also available upon request.
FRONTEGRA TOTAL RETURN BOND FUND	Six Months Ended December 31, 2001	Year Ended June 30, 2001	Year Ended June 30, 2000	Eight Months Ended June 30, 1999(2)	Year Ended October 31, 1998	November 25, 1996(1) to October 31, 1997

Net Asset Value, Beginning of Period	$31.01	$29.36	$29.34	$31.38	$30.85	$30.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.71	1.74	1.90	1.29	1.75	1.37
Net realized and unrealized gain (loss) on investments	0.15	1.68	0.02	(1.18)	0.59	0.70
Total Income From Investment Operations	0.86	3.42	1.92	0.11	2.34	2.07

LESS DISTRIBUTIONS PAID:
From net investment income	(0.71)	(1.74)	(1.90)	(1.44)	(1.75)	(1.22)
From net realized gain on investments	(0.48)	(0.03)	-	(0.71)	(0.06)	-
Total Distributions Paid	(1.19)	(1.77)	(1.90)	(2.15)	(1.81)	(1.22)

Net Asset Value, End of Period	$30.68	$31.01	$29.36	$29.34	$31.38	$30.85

Total Return(3)	2.78%	11.87%	6.78%	0.32%	7.79%	7.13%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$297,593	$167,191	$70,435	$48,413	$48,457	$39,096
Ratio of expenses to average net assets(4)(5)	0.425%	0.425%	0.43%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets(4)(5)	5.14%	6.47%	6.82%	6.37%	5.79%	6.02%
Portfolio turnover rate(3)	346%	635%	438%	83%	131%	202%

____________

(1) Commencement of operations.

(2) Effective June 30, 1999, the Company's fiscal year-end was changed from October 31 to June 30.

(3) Not annualized for periods less than a full year.

(4) Net of waivers and reimbursements by Frontegra. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 0.535%, 0.605%, 0.71%, 0.82%, 0.78% and 1.27%, and the ratio of net investment income to average net assets would have been 5.03%, 6.29%, 6.54%, 6.05%, 5.51% and 5.25% for the periods ended December 31, 2001, June 30, 2001, June 30, 2000, June 30, 1999, October 31, 1998 and October 31, 1997, respectively.

(5) Annualized.

	Six Months Ended	Period Ended
FRONTEGRA INVESTMENT GRADE BOND FUND	December 31, 2001	June 30, 2001(1)

Net Asset Value, Beginning of Period	$10.02	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.19	0.18
Net realized and unrealized gain on investments	0.24	0.02
Total Income from Investment Operations	0.43	0.20

LESS DISTRIBUTIONS PAID:
From net investment income	(0.19)	(0.18)
From net realized gain on investments	(0.09)	-
Total Distributions Paid	(0.28)	(0.18)

Net Asset Value, End of Period	$10.17	$10.02

Total Return(2)	4.32%	1.98%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$21,703	$7,242
Ratio of expenses to average net assets(3)(4)	0.30%	0.30%
Ratio of net investment income to average net assets(3)(4)	4.15%	5.21%
Portfolio turnover rate(2)	486%	212%

____________

(1) The Fund commenced operations on February 23, 2001.

(2) Not annualized for periods less than a full year.

(3) Net of waivers and reimbursements by Frontegra. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 1.37% and 2.64% and the ratio of net investment income to average net assets would have been 3.08% and 2.87% for the periods ended December 31, 2001 and June 30, 2001, respectively.

(4) Annualized.

FUND MANAGEMENT

Under the laws of the State of Maryland, the Board of Directors of the Company (the "Board of Directors") is responsible for managing the Company's business and affairs. The Board of Directors also oversees duties required by applicable state and federal law. The Company has entered into an investment advisory agreement with Frontegra dated October 30, 1996, as amended as of February 1, 1998, December 31, 1999, January 31, 2001 and August 30, 2002 (the "Investment Advisory Agreement"), pursuant to which Frontegra supervises the management of the Fund's investments and business affairs, subject to the supervision of the Company's Board of Directors. Frontegra has entered into a subadvisory agreement under which Reams serves as the Total Return Bond and Investment Grade Bond Funds' portfolio manager. Frontegra provides office facilities for the Funds and pays the salaries, fees, and expenses of all officers and directors of the Funds who are interested persons of Frontegra.

Adviser. The Company is managed by Frontegra, which supervises the management of each Fund's portfolio by the subadvisers and administers the Company's business affairs. Frontegra was organized in 1996 and is located at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062. Mr. William D. Forsyth III and Mr. Thomas J. Holmberg, Jr. each own 50% of Frontegra. Under the Investment Advisory Agreement, the Total Return Bond Fund compensates Frontegra at the annual rate of 0.40% of the Fund's average daily net assets and the Investment Grade Bond Fund compensates Frontegra at the annual rate of 0.42% of the Fund's average daily net assets.

Pursuant to an expense cap agreement dated August 30, 2002, Frontegra contractually agreed to waive its management fee and/or reimburse each Fund's operating expenses to the extent necessary to ensure that the Total Return Bond Fund's total operating expenses do not exceed 0.425% of the Fund's average daily net assets and the Investment Grade Bond Fund's total operating expenses do not exceed 0.42% of the Fund's average daily net assets. The expense cap agreement will continue in effect until October 31, 2003 with successive renewal terms of one year unless terminated by Frontegra or the Fund prior to any such renewal. The expense cap agreement has the effect of lowering the overall expense ratio for a Fund and increasing the Fund's overall return to investors during the time any such amounts are waived and/or reimbursed.

Reams. Reams is located at 227 Washington Street, Columbus, Indiana 47202-0727. Under the subadvisory agreement as amended August 2, 1999, May 8, 2000 and January 31, 2001, and with certain exceptions described herein, Reams is compensated by Frontegra for its investment advisory services at the annual rate of 0.15% of the Total Return Bond Fund's average daily net assets and 0.15% of the Investment Grade Bond Fund's average daily net assets. In recognition of the economies of scale that will be gained by the Funds and Frontegra, and with the exception of defined contribution or 401(k) investments in the Funds, for initial investments of over $30 million in the Total Return Bond Fund, Frontegra will compensate Reams an extra 0.10% of the average daily net assets of such investments. Reams provides continuous advice and recommendations concerning the Funds' investments and is responsible for selecting the broker-dealers who execute the portfolio transactions. In executing such transactions, Reams seeks to obtain the best net results for each Fund. In addition to providing investment advisory services to the Funds, Reams serves as investment adviser to pension and profit-sharing plans, and other institutional investors. As of June 30, 2002, Reams had approximately $13.9 billion under management, which includes fixed income portfolios totaling approximately $13.5 billion and equity portfolios totaling approximately $425 million.

Total Return Bond Fund Portfolio Managers. The day-to-day management responsibilities for the Total Return Bond Fund's portfolio are primarily handled by a fixed income portfolio management team which is managed primarily by Mr. Robert A. Crider, Mr. Mark M. Egan and Mr. Todd Thompson. Mr. Crider has been Senior Vice President, Fixed Income Management, of Reams since April 1994 and was Senior Vice President, Fixed Income Management, of Reams Asset Management Company, Inc. from 1981 until March 1994. Mr. Egan has been a Portfolio Manager of Reams since April 1994 and was a Portfolio Manager of Reams Asset Management Company, Inc. from June 1990 until March 1994. Mr. Egan was a Portfolio Manager of National Investment Services until May 1990. Mr. Thompson has been a Portfolio Manager at Reams since July 2001. Mr. Thompson was a Portfolio Manager at Conseco Capital Management from 1999 until June 2001 and was a Portfolio Manager at the Ohio Public Employees Retirement System from 1994 to 1999. The fixed income portfolio managers implement decisions on a team basis with respect to the Fund's portfolio structure and issue selection. Portfolio strategy is reviewed weekly by the entire fixed income committee.

Investment Grade Bond Fund Portfolio Managers. The day-to-day management responsibilities for the Investment Grade Bond Fund's portfolio are primarily handled by a fixed income portfolio management team which is managed primarily by Mr. Crider, Mr. Egan and Mr. Thompson. Biographical information for Mr. Crider, Mr. Egan and Mr. Thompson is set forth under "Total Return Bond Fund Portfolio Managers," above. The fixed income portfolio managers implement decisions on a team basis with respect to the Fund's portfolio structure and issue selection. Portfolio strategy is reviewed weekly by the entire fixed income committee.

Custodian, Transfer Agent and Administrator. U.S. Bank, N.A. acts as custodian of each Fund's assets. U.S. Bancorp Fund Services, LLC, an affiliate of U.S. Bank, N.A., serves as transfer agent for the Funds (the "Transfer Agent") and as the Funds' administrator. Prior to January 1, 2002, U.S. Bank, N.A. was known as Firstar Bank, N.A., and U.S. Bancorp Fund Services, LLC, was known as Firstar Mutual Fund Services, LLC.

YOUR ACCOUNT

How to Purchase Shares. Shares of the Funds are sold on a continuous basis at net asset value. Each Fund's net asset value is determined as of the close of trading on the New York Stock Exchange (the "NYSE") (generally 4:00 p.m., Eastern Time) on each day the NYSE is open. Your purchase price will be the Fund's net asset value next determined after the Fund receives your request in proper form. A confirmation indicating the details of the transaction will be sent to you promptly. Shares are credited to your account, but certificates are not issued. However, you will have full shareholder rights.

Each Fund's minimum initial investment is $100,000. Subsequent investments may be made by mail or wire with a minimum subsequent investment of $1,000. The Funds reserve the right to change or waive these minimums at any time. You will be given at least 30 days' notice of any increase in the minimum dollar amount of purchases.

If you purchase shares of a Fund by check and request the redemption of such shares within 15 days of the initial purchase, payment of the redemption proceeds may be delayed for up to 12 days in order to ensure that the check has cleared. This is a security precaution only and does not affect your investment.

Initial Investment - Minimum $100,000. You may purchase shares of the Funds by completing an application and mailing it along with a check or money order payable to "Frontegra Funds, Inc." to: Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. For overnight deliveries, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202. Purchases must be made in U.S. dollars and all checks must be drawn on a U.S. bank. If your check does not clear, you will be charged a $25 service fee. You will also be responsible for any losses suffered by a Fund as a result. In the event a shareholder is unable to make the Fund whole in such a case, Frontegra will generally be responsible for any losses, with the right to seek indemnification or contribution from the Transfer Agent or other parties. All applications to purchase shares of the Funds are subject to acceptance by the Company and are not binding until so accepted. The Company reserves the right to reject an application in whole or in part.

Alternatively, you may place an order to purchase shares of the Funds through a broker-dealer. Broker-dealers may charge a transaction fee for placing orders to purchase Fund shares. It is the responsibility of the broker-dealer to place the order with the Fund on a timely basis.

In addition, you may purchase shares of the Funds by wire. To establish a new account by wire transfer, please call the Transfer Agent at 1-888-825-2100. The Transfer Agent will assign an account number to you at that time. Funds should then be wired through the Federal Reserve System as follows:

U.S. Bank, N.A.
ABA Number 042000013
For credit to U.S. Bancorp Fund Services, LLC
Account Number 112-952-137
For further credit to Frontegra Funds, Inc.
(investor account number)
(name or account registration)
(Social Security or Taxpayer Identification Number)
(identify Fund)

The Funds are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.

Subsequent Investments - Minimum $1,000. You may make additions to your account in amounts of $1,000 or more by mail or by wire. When making an additional purchase by mail, enclose a check payable to "Frontegra Funds, Inc." along with the additional investment form provided on the lower portion of your account statement. To make an additional purchase by wire, please follow the instructions listed above.

How to Redeem Shares. You may request redemption of part or all of your Fund shares at any time. The price you receive will be the net asset value next determined after a Fund receives your request in proper form. Once your redemption request is received in proper form, the Fund normally will mail or wire your redemption proceeds the next business day and, in any event, no later than seven calendar days after receipt of a redemption request. However, the Funds may hold payment of that portion of an investment which was made by check that has not been collected for up to 12 days. In addition to the redemption procedures described below, redemptions may also be made through broker-dealers who may charge a commission or other transaction fee.

Written Redemption. To redeem shares in a Fund please furnish a written, unconditional request to: Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. For written redemption requests sent via overnight delivery, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202. Your request must (i) be signed exactly as the shares are registered, including the signature of each owner and (ii) specify the number of Fund shares or dollar amount to be redeemed. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact. Redemption proceeds may be wired to a commercial bank authorized on your account application. If the dollar amount requested to be redeemed is greater than the current value of your account, your entire account balance will be redeemed.

Signature Guarantees. Signature guarantees are required for: (i) redemption requests mailed or wired to a person other than the registered owner(s) of the shares, (ii) redemption requests mailed or wired to other than the address of record and (iii) redemption requests submitted within 30 days of an address change. A signature guarantee may be obtained from any bank, savings and loan association, credit union, brokerage firm or other eligible guarantor institution. A notary public is not an acceptable guarantor.

Account Termination. Your account may be terminated by a Fund on not less than 30 days' notice if the value of the shares in the account falls below $10,000 as a result of redemptions. Upon any such termination, a check for the redemption proceeds will be sent to the address of record within seven calendar days of the redemption.

EXCHANGE PRIVILEGE

You may exchange your shares in any Frontegra Fund for shares in any other Frontegra Fund at any time by written request. The value of the shares to be exchanged and the price of the shares being purchased will be the net asset value next determined after receipt of instructions for exchange in proper form. An exchange from one Fund to another is treated the same as an ordinary sale and purchase for federal income tax purposes and you will realize a capital gain or loss. This is not a tax-free exchange. Exchange requests should be directed to: Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. For written exchange requests sent via overnight delivery, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202. Exchange requests may be subject to limitations, including those relating to frequency, that may be established from time to time to ensure that the exchanges do not disadvantage a Fund or its shareholders. The Company reserves the right to modify or terminate the exchange privilege upon 60 days' written notice to each shareholder prior to the modification or termination taking effect.

VALUATION OF FUND SHARES

The price of a Fund's shares is the Fund's net asset value, which is calculated using the market price method of valuation and is determined as of the close of trading (generally 4:00 p.m. Eastern Time) on each day the NYSE is open for business. The Fund does not determine net asset value on days the NYSE is closed. The NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Any securities or other assets for which market valuations are not readily available are valued at fair value as determined in good faith by the Board of Directors or its delegate. The price at which a purchase order or redemption request is effected is based on the next calculation of net asset value after the order or request is placed.

TAX-SHELTERED RETIREMENT PLANS

The Company offers through its custodian, U.S. Bank, N.A., various qualified retirement plans for adoption by individuals and employers. Participants in these plans can accumulate shares of the Funds on a tax-deferred basis. Please call 1-888-825-2100 for a current list of the plans offered.

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX TREATMENT

For federal income tax purposes, all dividends and distributions of net realized short-term capital gains are taxable as ordinary income whether reinvested or received in cash unless you are exempt from taxation or entitled to a tax deferral. Distributions paid by a Fund from net realized long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as a capital gain unless you are exempt from taxation or entitled to a tax deferral. The capital gain holding period is determined by the length of time the Fund has held the security and not the length of time that you have held shares in the Fund. Shareholders are informed annually as to the amount and nature of all dividends and capital gains paid during the prior year. Such capital gains and dividends may also be subject to state or local taxes. If you are not required to pay taxes on your income, you are generally not required to pay federal income taxes on the amounts distributed to you.

The Total Return Bond and Investment Grade Bond Funds will usually distribute dividends quarterly and capital gains annually in December. If you purchase shares shortly before a distribution, you will, nonetheless, be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same. The Funds expect that, because of their investment objectives, their distributions will consist primarily of income.

All dividends or capital gain distributions will automatically be reinvested in shares of the Funds at the then prevailing net asset value unless an investor specifically requests that either dividends or capital gains or both be paid in cash. The election to receive dividends or reinvest them may be changed by writing to: Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. For overnight deliveries, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202. Such notice must be received at least five business days prior to the record date of any dividend or capital gain distribution.

If you do not furnish the Funds with your correct Social Security Number or Taxpayer Identification Number and/or a Fund receives notification from the Internal Revenue Service requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds at a rate of 31%.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. There may be other federal, state, or local tax considerations applicable to you. You are urged to consult your own tax adviser.

PRIVACY POLICY

Protecting the privacy of Fund shareholders is important to us. The following is a description of the practices and policies through which the Funds maintain the confidentiality and protect the security of your non-public personal information.

What Information We Collect

In the course of providing services to you, we may collect the following types of "non-public personal information" about you:

  Information we receive from you on applications or other forms, such as your name, address and social security number, the types and amounts of investments and bank account information, and
  Information about your transactions with us, our affiliates and others, as well as other account data.

"Non-public personal information" is non-public information about you that we obtain in connection with providing a financial product or service to you, such as the information described in the above examples.

"Affiliates" include companies related to Frontegra Funds, Inc. through common control or ownership. Affiliates include Frontegra, the Funds' investment adviser, and Frontier Partners, Inc., a consulting/marketing firm.

What Information We Disclose

We do not disclose non-public personal information about you or any of our former shareholders to anyone, except as permitted by law. We are permitted by law to share any of the information we collect, as described above, with our affiliates. In addition, in the normal course of serving shareholders, information we collect may be shared with companies that perform various services such as transfer agents, custodians and broker-dealers. These companies will use this information only for the services for which we hired them and as allowed by applicable law.

Confidentiality and Security Procedures

To protect your personal information, we permit access only by authorized employees. We maintain physical, electronic and procedural safeguards to protect the confidentiality, integrity and security of your non-public personal information.

We will continue to adhere to the privacy policies and practices in this notice even after your account is closed or becomes inactive.

For questions about our policy, please contact Katharine Barry, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202.

DIRECTORS	TRANSFER AGENT
William D. Forsyth III	U.S. Bancorp Fund Services, LLC
David L. Heald	For overnight deliveries, use:
James M. Snyder	Frontegra Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
OFFICERS	615 East Michigan Street, 3rd Floor
William D. Forsyth III	Milwaukee, Wisconsin 53202
Thomas J. Holmberg, Jr.
For regular mail deliveries, use:
INVESTMENT ADVISER	Frontegra Funds, Inc.
Frontegra Asset Management, Inc.	c/o U.S. Bancorp Fund Services, LLC
400 Skokie Boulevard, Suite 500	P.O. Box 701
Northbrook, Illinois 60062	Milwaukee, Wisconsin 53201-0701

SUB-ADVISER	AUDITORS
Reams Asset Management Company, LLC	Ernst & Young LLP
227 Washington Street	Sears Tower
Columbus, Indiana 47202-0727	233 S. Wacker Drive
Chicago, Illinois 60606-6301
CUSTODIAN
U.S. Bank, N.A.	LEGAL COUNSEL
425 Walnut Street	Godfrey & Kahn, S.C.
Cincinnati, Ohio 45202	780 N. Water Street
Milwaukee, Wisconsin 53202

Additional information regarding the Company and the Funds is included in the Statement of Additional Information ("SAI") which has been filed with the Securities and Exchange Commission ("SEC"). The SAI is incorporated in this Prospectus by reference and therefore is legally part of this Prospectus. Further information about the Funds' investments is also available in the Company's annual and semi-annual reports to shareholders. The Company's annual report provides a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. You may receive the Funds' SAI, annual report and semi-annual report free of charge, request other information about the Funds and make shareholder inquiries by contacting the Company at the address below or by calling, toll-free, 1-888-825-2100.

Information about the Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Please call the SEC at 1-202-942-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Funds are also available on the EDGAR database on the SEC's Internet site located at http://www.sec.gov. Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Frontegra Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701, Milwaukee, Wisconsin 53201-0701

The Company's 1940 Act File Number is 811-7685.

STATEMENT OF ADDITIONAL INFORMATION

FRONTEGRA FUNDS, INC.
Frontegra Total Return Bond Fund
Frontegra Opportunity Fund
Frontegra Growth Fund
Frontegra Investment Grade Bond Fund
Frontegra Horizon Fund

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

1-888-825-2100

        This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectuses of the Frontegra Funds, Inc. (the "Company") dated August 30, 2002. Each of the Frontegra Total Return Bond Fund (the "Total Return Bond Fund"), the Frontegra Opportunity Fund (the "Opportunity Fund"), the Frontegra Growth Fund (the "Growth Fund"), the Frontegra Investment Grade Bond Fund (the "Investment Grade Bond Fund") and the Frontegra Horizon Fund (the "Horizon Fund") is a series of the Company (individually, a "Fund," and collectively, the "Funds"). The audited financial statements for each Fund, except the Frontegra Horizon Fund, for the fiscal period ended June 30, 2001 are incorporated herein by reference to the Company's 2001 Annual Report. Unaudited financial statements for each Fund, except the Frontegra Horizon Fund, for the six months ended December 31, 2001 are incorporated herein by reference to the Company's Semi-Annual Report dated December 31, 2001. A copy of the Prospectuses, the 2001 Annual Report and/or the Semi-Annual Report is available without charge upon request to the above address or toll-free telephone number.

This Statement of Additional Information is dated August 30, 2002.

Fund Organization	1
Fund Policies: Fundamental and Non-Fundamental	1
Implementation of Investment Objective	3
Directors and Officers	17
Code of Ethics	19
Principal Shareholders	20
Investment Adviser	23
Fund Transactions and Brokerage	25
Custodian	26
Transfer Agent and Dividend Disbursing Agent	27
Administrator and Fund Accountant	27
Shareholder Meetings	27
Purchase and Pricing of Shares	27
Taxation of the Fund	28
Performance Information	28
Independent Auditors	31
Financial Statements	31

You should rely only on the information contained in this SAI and the Prospectuses dated August 30, 2002. The Company has not authorized others to provide additional information. This SAI is not an offer to sell securities in any state or jurisdiction where the offering cannot legally be made.

Fund Organization

        The Company is an open-end management investment company, commonly referred to as a mutual fund. The Company was organized as a Maryland corporation on May 24, 1996.

        The Company is authorized to issue 100,000,000, $.01 par value shares of common stock, in addition to the 100,000,000, $.01 par value shares of the Total Return Bond Fund, the 100,000,000, $.01 par value shares of the Opportunity Fund, the 100,000,000, $.01 par value shares of the Growth Fund, the 50,000,000 $.01 par value shares of the Investment Grade Bond Fund and the 50,000,000 $.01 par value shares of the Horizon Fund. The assets belonging to each Fund are held separately by the custodian, U.S. Bank, N.A., and if the Company issues additional series, each additional series will be held separately. In effect, each series will be a separate fund. However, there is a risk, generally considered remote, that one series of the Company could be liable for the liabilities of one or more other series of the Company.

        Each share of common stock, irrespective of series, is entitled to one vote on all questions, except that certain matters must be voted on separately by the series of shares affected, and matters affecting only one series are voted upon only by that series. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. Each share of common stock is entitled to participate in dividends and capital gains distributions as determined by the Board of Directors. Each share is entitled to the residual assets of the respective series in the event of liquidation. Shares have no preemption, conversion or subscription rights.

Fund Policies: Fundamental and Non-Fundamental

        The investment objective of the Total Return Bond Fund is a high level of total return, consistent with the preservation of capital. The investment objective of the Opportunity Fund is capital appreciation. The investment objective of the Growth Fund is long-term capital appreciation. The investment objective of the Investment Grade Bond Fund is long-term capital appreciation. The investment objective of the Horizon Fund is capital appreciation. These investment objectives may not be changed without shareholder approval. Each Fund is diversified.

        The following is a complete list of each Fund's fundamental investment limitations which cannot be changed without shareholder approval, which requires the approval of a majority of each Fund's outstanding voting securities. As used herein, a "majority of each Fund's outstanding voting securities" means the lesser of (i) 67% of the shares of common stock of a Fund represented at a meeting at which more than 50% of the outstanding shares are present, or (ii) more than 50% of the outstanding shares of common stock of the Fund.

        Each Fund:

1.

May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2.

May (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940 (the "1940 Act") which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33-1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings). The Fund may also borrow money from other Frontegra Funds or other persons to the extent permitted by applicable law.

3.	May not issue senior securities, except as permitted under the 1940 Act.

4.

May not act as an underwriter of another issuer's securities, except to the extent the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

5.

May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

6.

May not make loans if, as a result, more than 33-1/3% of the Fund's total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments or (ii) engaging in repurchase agreements.

7.

May not purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

8.

May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

9.

May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and restrictions as the Fund.

        With the exception of the investment restriction set out in item 2 above, if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

        The following are the Funds' non-fundamental operating policies which may be changed by the Board of Directors of the Company (the "Board of Directors") without shareholder approval.

        Each Fund may not:

1.

Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2.

Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

3.

Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

4.	Purchase securities of other investment companies except in compliance with the 1940 Act.

5.	Invest all of its assets in the securities of a single open-end investment management company with substantially the same fundamental investment objective, restrictions and policies as the Fund.

6.

Engage in futures or options on futures transactions which are impermissible pursuant to Rule 4.5 under the Commodity Exchange Act and, in accordance with Rule 4.5, will use futures or options on futures transactions solely for bona fide hedging transactions (within the meaning of the Commodity Exchange Act), provided, however, that the Fund may, in addition to bona fide hedging transactions, use futures and options on futures transactions if the aggregate initial margin and premiums required to establish such positions, less the amount by which any such options positions are in the money (within the meaning of the Commodity Exchange Act), do not exceed 5% of the Fund's net assets.

7.	Borrow money, except (i) from banks or (ii) through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.

8.	Make any loans other than loans of portfolio securities, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

9.

Make any change in its investment policy of investing a minimum percentage of its net assets in the investments suggested by the Fund's name without first providing shareholders of the Fund with at least 60 days' notice.

Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

        For purposes of each Fund's policy to invest a minimum percentage of its assets in investments suggested by the Fund's name, "assets" is defined as net assets plus borrowings for investment purposes.

Implementation Of Investment Objective

        The following information supplements the discussion of the Funds' investment objectives, policies, and techniques that are described in the applicable Prospectus.

Illiquid Securities

        The Funds may invest in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities which may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and repurchase agreements with maturities in excess of seven days. However, none of the Funds will acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund's net assets. The Growth Fund does not currently intend to invest more than 5% of its net assets in illiquid securities. Rule 144A securities will be treated as illiquid securities, subject to the liquidity guidelines. The Board of Directors or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Directors has delegated to each Fund's respective subadviser the day-to-day determination of the liquidity of any security, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Directors has directed each subadviser to look to such factors as (i) the nature of the market for a security (including the institutional private resale market), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), (iii) the availability of market quotations (e.g., for securities quoted in the PORTAL system) and (iv) other permissible relevant factors.

        Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell a security and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Directors. If, through the appreciation of restricted securities or the depreciation of unrestricted securities, the Growth Fund should be in a position where more than 5% of the value of its net assets are invested in illiquid securities and the Total Return Bond Fund, the Opportunity Fund, the Investment Grade Bond Fund and the Horizon Fund should be in a position where more than 15% of the value of their respective net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the affected Fund will take such steps as is deemed advisable, if any, to protect liquidity.

Short-Term Fixed Income Securities

        As described in the prospectus under the headings "Principal Investment Strategy" and "Implementation of Principal Investment Strategy," the Total Return Bond Fund and Investment Grade Bond Fund invest in short-term fixed income securities. The Opportunity Fund and the Horizon Fund may invest up to 20% of their total assets in cash and short-term fixed income securities for any purpose and up to 100% of their total assets may be invested in such instruments for temporary defensive purposes. The Growth Fund intends to be fully invested at all times and accordingly will only hold cash or short-term fixed income securities to meet anticipated redemption requests, pending investment and to pay expenses which, in any case, generally will not exceed 20% of total assets of the Growth Fund. The Growth Fund may, however, temporarily exceed this 20% limitation, but only in circumstances pending investment and only for short periods of time. Short-term fixed income securities are defined to include without limitation, the following:

1.

U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities and consequently the value of such securities may fluctuate.

2.

Certificates of Deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to each Fund's restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Corporation regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by a Fund may not be fully insured.

3.

Bankers' acceptances which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

4.

Repurchase agreements which involve purchases of debt securities. In such an action, at the time a Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Funds may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities, certificates of deposit, or bankers acceptances in which the Funds may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Funds is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date. In the event of default, the repurchase agreement provides that the affected Fund is entitled to sell the underlying collateral. However, if the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. Each Fund's subadviser monitors the value of the collateral at the time the transaction is entered into and at all times during the term of the repurchase agreement. The subadviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

5.

Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

6.

Commercial paper consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between a Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by the Funds at any time. Each Fund's subadviser will consider the financial condition of the corporation (e.g., earning power, cash flow and liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because a Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the two highest categories by a major rating agency or unrated commercial paper which is, in the opinion of Frontegra Asset Management, Inc. (the "Adviser") or a subadviser, of comparable quality.

       Short-term fixed income securities must be rated at least A or higher by S&P, Moody's Investors Service ("Moody's") or Fitch, Inc. ("Fitch"). These securities (each of which has a stated maturity of one year or less from the date of purchase unless otherwise indicated) include: U.S. government securities, including bills, notes and bonds, differing as to maturity and rate of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. governmental agencies or instrumentalities; certificates of deposit issued against funds deposited in a U.S. bank or savings and loan association; bank time deposits, which are monies kept on deposit with U.S. banks or savings and loan associations for a stated period of time at a fixed rate of interest; bankers' acceptances which are short-term credit instruments used to finance commercial transactions; commercial paper and commercial paper master notes (which are demand instruments without a fixed maturity bearing interest at rates which are fixed to known lending rates and automatically adjusted when such lending rates change) rated A-1 or better by S&P, Prime-1 or better by Moody's, or F2 or higher by Fitch; or repurchase agreements entered into only with respect to obligations of the U.S. government, its agencies or instrumentalities. The Funds may also invest in the short-term investment funds of their custodial bank.

Short Sales Against the Box

        When the Adviser or a subadviser believes that the price of a particular security held by the Total Return Bond, the Investment Grade Bond or the Growth Funds may decline, it may make "short sales against the box" to hedge the unrealized gain on such security. Selling short against the box involves selling a security which the Fund owns for delivery at a specified date in the future. The Total Return Bond, Investment Grade Bond and Growth Funds will limit their transactions in short sales against the box to 5% of their respective net assets.

Variable- or Floating-Rate Securities

        The Total Return Bond Fund and the Investment Grade Bond Fund may invest in securities which offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable- or floating-rate securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

        Variable- or floating-rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days' notice; in other cases, the demand feature is exercisable at any time on 30 days notice or on similar notice at intervals of not more than one year. Some securities which do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. When considering the maturity of any instrument which may be sold or put to the issuer or a third party, the Fund may consider that instrument's maturity to be shorter than its stated maturity.

        Variable-rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments will generally be traded. There generally is not an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.

        The Total Return Bond Fund and the Investment Grade Bond Fund will not invest more than 15% of their respective net assets in variable- and floating-rate demand obligations that are not readily marketable (a variable- or floating-rate demand obligation that may be disposed of on not more than seven days notice will be deemed readily marketable and will not be subject to this limitation). In addition, each variable- or floating-rate obligation must meet the credit quality requirements applicable to all of a Fund's investments at the time of purchase. When determining whether such an obligation meets each Fund's credit quality requirements, the Fund may look to the credit quality of the financial guarantor providing a letter of credit or other credit support arrangement.

        In determining its weighted average portfolio maturity, each Fund will consider a floating or variable rate security to have a maturity equal to its stated maturity (or redemption date if it has been called for redemption), except that it may consider (i) variable rate securities to have a maturity equal to the period remaining until the next readjustment in the interest rate, unless subject to a demand feature, (ii) variable rate securities subject to a demand feature to have a remaining maturity equal to the longer of (a) the next readjustment in the interest rate or (b) the period remaining until the principal can be recovered through demand, and (iii) floating rate securities subject to a demand feature to have a maturity equal to the period remaining until the principal can be recovered through demand. Variable and floating rate securities generally are subject to less principal fluctuation than securities without these attributes since the securities usually trade at par following the readjustment in the interest rate.

When-Issued Securities

        The Total Return Bond Fund and the Investment Grade Bond Fund may from time to time purchase securities on a "when-issued" basis. The price of securities purchased on a when-issued basis is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase. During the period between the purchase and settlement, no payment is made by the Fund to the issuer and no interest is accrued on debt securities or dividend income is earned on equity securities. When-issued securities involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. While when-issued securities may be sold prior to the settlement date, each Fund intends to purchase such securities with the purpose of actually acquiring them. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Funds do not believe that net asset value will be adversely affected by purchases of securities on a when-issued basis.

        The Funds will maintain cash, U.S. government securities and liquid securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for when-issued securities, each Fund will meet its obligations from then available cash flow, sale of the securities held in the separate account, described above, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than a Fund's payment obligation).

Investment Grade Debt Obligations

        Investment grade debt obligations include: (i) U.S. government securities; (ii) commercial paper rated in one of the three highest rating categories (e.g., A-2 or higher by S&P); (iii) short-term notes rated in one of the three highest rating categories (e.g., SP-2 or higher by S&P); (iv) bonds rated in one of the four highest rating categories (e.g., BBB or higher by S&P); and (v) unrated securities determined by a subadviser to be of comparable quality. Investment grade securities are generally believed to have relatively low degrees of credit risk. However, certain investment grade securities may have some speculative characteristics because their issuers' capacity for repayment may be more vulnerable to adverse economic conditions or changing circumstances than that of higher-rated issuers.

Non-Investment Grade Debt Securities (Junk Bonds)

        The Total Return Bond Fund may invest up to 25% of its net assets in junk bonds. While generally offering higher yields than investment grade securities with similar maturities, non-investment grade debt securities involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below. Refer to the Appendix of this Statement of Additional Information for a discussion of securities ratings.

        Effect of Interest Rates and Economic Changes. The junk bond market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn.

        All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of junk bond securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Junk bond securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of junk bond securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a junk bond security defaulted, a Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.

        Payment Expectations. Junk bond securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to redeem the securities at its discretion. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Fund may have to replace the securities with a lower yielding security, which could result in a lower return for the Fund.

        Credit Ratings. Credit ratings issued by credit-rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of junk bond securities and, therefore may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in junk bond securities will be more dependent on the subadviser's credit analysis than would be the case with investments in investment-grade debt securities. The subadviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The subadviser continually monitors the Fund's investments and carefully evaluates whether to dispose of or to retain junk bond securities whose credit ratings or credit quality may have changed.

        Liquidity and Valuation. The Fund may have difficulty disposing of certain junk bond securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all junk bond securities there is no established retail secondary market for many of these securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund. Market quotations are generally available on many junk bond issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of junk bond securities, especially in a thinly traded market.

Debt Obligations-General

        The debt obligations that the Total Return Bond Fund and the Investment Grade Bond Fund may invest in include: (i) corporate debt securities, including bonds, debentures, and notes; (ii) bank obligations, such as certificates of deposit, banker's acceptances and time deposits of domestic and foreign banks, domestic savings associations and their subsidiaries and branches (in amounts in excess of the current $100,000 per account insurance coverage provided by the Federal Deposit Insurance Corporation); (iii) commercial paper (including variable-amount master demand notes); (iv) repurchase agreements; (v) loan interests; (vi) foreign debt obligations issued by foreign issuers traded either in foreign markets or in domestic markets through depositary receipts; (vii) convertible securities - debt obligations convertible into or exchangeable for equity securities or debt obligations that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities, or acquired as part of units of the securities; (viii) preferred stocks - securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the company's earnings or assets; (ix) U.S. government securities; (x) mortgage-backed securities, collateralized mortgage obligations and similar securities; and (xi) municipal obligations.

Corporate Debt Securities

        The Total Return Bond Fund and the Investment Grade Bond Fund may invest in corporate debt securities. Corporate debt securities include investment grade and non-investment grade corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. Corporate debt securities may be acquired with warrants attached. Income producing corporate debt securities may also include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. See "Variable and Floating Rate Securities" above.

Mortgage- and Other Asset-Backed Securities

        The Total Return Bond Fund and the Investment Grade Bond Fund may invest in mortgage- and other asset-backed securities. Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or by private issuers, generally originators in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are directly or indirectly guaranteed by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

        Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein. Instead, they include assets such as motor vehicle installment sales contracts, installment loan contracts, home equity loans, leases of various types of property and receivables from credit card issuers or other revolving credit arrangements. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities.

        The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage- and asset-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by a Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for government sponsored mortgage-backed securities.

        Each Fund may invest in stripped mortgage- or asset-backed securities which receive differing proportions of the interest and principal payments from the underlying assets. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage- and asset-backed securities, and in some cases the market value may be extremely volatile. With respect to certain stripped securities, such as interest only and principal only classes, a rate of prepayment that is faster or slower than anticipated may result in a Fund failing to recover all or a portion of its investment, even though the securities are rated investment grade.

Loan Interests

        The Total Return Bond Fund and the Investment Grade Bond Fund may invest in loan interests, which are interests in amounts owed by a corporate, governmental or other borrower to lenders or lending syndicates. Loan interests purchased by a Fund may have a maturity of any number of days or years and may be secured or unsecured. Loan interests, which may take the form of interests in, assignments of, or novations of a loan, may be acquired from U.S. and foreign banks, insurance companies, finance companies or other financial institutions that have made loans or are members of a lending syndicate or from the holders of loan interests. Loan interests involve the risk of loss in the case of default or bankruptcy of the borrower and, in the case of participation interests, involve a risk of insolvency of the agent lending bank or other financial intermediary. Loan interests are not rated by any nationally recognized statistical rating organization, and are, at present, not readily marketable and may be subject to contractual restrictions on resale.

Zero-Coupon, Step-Coupon and Pay-In-Kind Securities

        The Total Return Bond Fund and the Investment Grade Bond Fund may invest in zero-coupon, step-coupon and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, their price can be volatile when interest rates fluctuate. Federal income tax law requires the holders of zero-coupon, step-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to qualify for treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and avoid excise tax, a Fund may be required to distribute a portion of such discount and may be required to dispose of other portfolio securities (which may occur in periods of adverse market prices) in order to generate cash to meet these distribution requirements.

Reverse Repurchase Agreements and Mortgage Dollar Rolls

        The Total Return Bond Fund and the Investment Grade Bond Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity (a practice common in the mutual fund industry) or for arbitrage transactions. In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at specified future date and price. Each Fund generally retains the right to interest and principal payments on the security. Since a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing and therefore, subject to a Fund's fundamental investment restrictions. When required by SEC guidelines, each Fund will set aside permissible liquid assets in a segregated account to secure its obligation to repurchase the security.

        The Funds also may enter into mortgage dollar rolls, in which a Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, it would be compensated by the difference between the current sale price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. When required by SEC guidelines, a Fund will set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by a Fund.

        The reverse repurchase agreements and mortgage dollar rolls entered into by each Fund may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date of the related mortgage dollar roll or reverse repurchase agreement. Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, the transactions may involve leverage.

Foreign Securities and Currencies

        The Total Return Bond, Opportunity, Growth and Horizon Funds may invest directly in foreign securities. Investments in securities of foreign issuers involve risks which are in addition to the usual risks inherent in domestic investment. In many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards as are companies in the U.S. Other risks inherent in foreign investment include: expropriation; confiscatory taxation; capital gains taxes; withholding taxes on dividends and interest; less extensive regulation of foreign brokers, securities markets and issuers; costs incurred in conversions between currencies; the possibility of delays in settlement in foreign securities markets; limitations on the use or transfer of assets (including suspension of the ability to transfer currency from a given country); the difficulty of enforcing obligations in other countries; diplomatic developments; and political or social instability. Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, and many foreign securities are less liquid and their prices are more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects. Certain costs attributable to foreign investing, such as custody charges and brokerage costs, are higher than those attributable to domestic investing.

        Because most foreign securities are denominated in non-U.S. currencies, the investment performance of a Fund could be affected by changes in foreign currency exchange rates to some extent. The value of a Fund's assets denominated in foreign currencies will increase or decrease in response to fluctuations in the value of those foreign currencies relative to the U.S. dollar. Currency exchange rates can be volatile at times in response to various political and economic conditions.

        In addition, the Total Return Bond, Opportunity, Growth and Horizon Funds may purchase and sell foreign currency on a spot basis and may engage in forward currency contracts, currency options and futures transactions for hedging or any other lawful purpose.

Hedging Strategies

        General Description of Hedging Strategies. The Funds may engage in hedging activities, including options, futures contracts (sometimes referred to as "futures") and options on futures contracts to attempt to hedge a Fund's holdings.

        Hedging instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Hedging instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which a Fund has invested or expects to invest. The use of hedging instruments is subject to applicable regulations of the Securities and Exchange Commission (the "SEC"), the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the "CFTC") and various state regulatory authorities. In addition, a Fund's ability to use hedging instruments will be limited by tax considerations.

        General Limitations on Futures and Options Transactions. The Company has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act (the "CEA"), the notice of eligibility for the Funds includes the representation that the Funds will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations, provided that the Funds may hold other positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions (i.e., for speculative purposes) if aggregate initial margins and premiums paid, less the amount by which any such option positions are in the money (within the meaning of the CEA), do not exceed 5% of the net asset value of the respective Funds. In addition, none of the Funds will enter into futures contracts and options transactions if more than 50% of its net assets would be committed to such instruments.

        The foregoing limitations are not fundamental policies of the Funds and may be changed without shareholder approval as regulatory agencies permit. Various exchanges and regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures and options transactions and proposals to increase the margin requirements for various types of futures transactions.

        Asset Coverage for Futures and Options Positions. Each Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will set aside cash and/or other permissible liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

        Stock Index Options. Each Fund may (i) purchase stock index options for any purpose, (ii) sell stock index options in order to close out existing positions, and/or (iii) write covered options on stock indexes for hedging purposes. Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

        A stock index fluctuates with changes in the market values of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500 or the Value Line Composite Index or a narrower market index, such as the Standard & Poor's 100. Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges: the Chicago Board of Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange, and the Philadelphia Stock Exchange.

        A Fund's use of stock index options is subject to certain risks. Successful use by the Funds of options on stock indexes will be subject to the ability of the subadviser to correctly predict movements in the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund. Inasmuch as a Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, each Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indexes. It is also possible that there may be a negative correlation between the index and a Fund's securities which would result in a loss on both such securities and the options on stock indexes acquired by the Fund.

        The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

        Certain Considerations Regarding Options. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If a Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

        The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Funds.

        Federal Tax Treatment of Options. Certain option transactions have special tax results for the Funds. Expiration of a call option written by a Fund will result in short-term capital gain. If the call option is exercised, the Fund will realize a gain or loss from the sale of the security covering the call option and, in determining such gain or loss, the option premium will be included in the proceeds of the sale.

        If a Fund writes options other than "qualified covered call options," as defined in Section 1092 of the Code, or purchases puts, any losses on such options transactions, to the extent they do not exceed the unrealized gains on the securities covering the options, may be subject to deferral until the securities covering the options have been sold.

        A "nonequity option" includes an option with respect to any group of stocks or a stock index if there is in effect a designation by the CFTC of a contract market for a contract based on such group of stocks or indexes. For example, options involving stock indexes such as the Standard & Poor's 500 and 100 indexes would be "nonequity options" within the meaning of Code Section 1256. In the case of transactions involving "nonequity options," the Funds will treat any gain or loss arising from the lapse, closing out or exercise of such positions as 60% long-term and 40% short-term capital gain or loss as required by Section 1256 of the Code. In addition, such positions must be marked-to-market as of the last business day of the year, and gain or loss must be recognized for federal income tax purposes in accordance with the 60%/40% rule discussed above even though the position has not been terminated.

        Futures Contracts. The Funds may enter into futures contracts (hereinafter referred to as "Futures" or "Futures Contracts"), including index and interest rate Futures as a hedge against movements in the equity and bond markets, in order to establish more definitely the effective return on securities held or intended to be acquired by the Funds or for other purposes permissible under the CEA. Each Fund's hedging may include sales of Futures as an offset against the effect of expected declines in stock or bond prices and purchases of Futures as an offset against the effect of expected increases in stock or bond prices. The Funds will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into Futures Contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the CEA by the CFTC.

        An index Futures Contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index Futures Contract was originally written. An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) for a specified price at a designated date, time, and place. Transaction costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained. A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Funds will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Funds are not able to enter into an offsetting transaction, the Funds will continue to be required to maintain the margin deposits on the Futures Contract.

        Margin is the amount of funds that must be deposited by each Fund with its custodian in a segregated account in the name of the futures commission merchant in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit is intended to ensure the Fund's performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

        If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily net asset value, each Fund will mark to market the current value of its open Futures Contracts. The Funds expect to earn interest income on their margin deposits.

        Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract. However, a Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

        Most United States Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

        There can be no assurance that a liquid market will exist at a time when the Funds seek to close out a Futures position. The Funds would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Funds' net asset value. In addition, many of the contracts are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

        A public market exists in Futures Contracts covering a number of indexes, including, but not limited to, the Standard & Poor's 500 Index, the Standard & Poor's 100 Index, the NASDAQ 100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

        Options on Futures. The Funds may also purchase or write put and call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a Futures Contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

        The Funds may use options on Futures Contracts in connection with hedging strategies. Generally, these strategies would be employed under the same market and market sector conditions in which the Funds use put and call options on securities or indexes. The purchase of put options on Futures Contracts is analogous to the purchase of puts on securities or indexes so as to hedge the Funds' securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a Futures Contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Futures Contract. If the futures price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities. If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a Futures Contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire.

        Foreign Currency - Related Derivative Strategies - Special Considerations. The Total Return Bond, Opportunity, Growth and Horizon Funds may purchase and sell foreign currency on a spot basis, and may use currency-related derivative instruments such as options on foreign currencies, futures on foreign currencies, options on futures on foreign currencies and forward currency contracts (i.e., an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into). The Funds may use these instruments for hedging or any other lawful purpose consistent with its investment objective, including transaction hedging, anticipatory hedging, cross hedging, proxy hedging, and position hedging. A Fund's use of currency-related derivative instruments will be directly related to the Fund's current or anticipated portfolio securities, and the Fund may engage in transactions in currency-related derivative instruments as a means to protect against some or all of the effects of adverse changes in foreign currency exchange rates on its portfolio investments. In general, if the currency in which a portfolio investment is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the portfolio investment expressed in U.S. dollars.

        For example, a Fund might use currency-related derivative instruments to "lock in" a U.S. dollar price for a portfolio investment, thereby enabling the Fund to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. The Fund also might use currency-related derivative instruments when a subadviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, and it may use currency-related derivative instruments to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may use currency-related derivative instruments to hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. The use of this basket hedging technique may be more efficient and economical than using separate currency-related derivative instruments for each currency exposure held by a Fund. Furthermore, currency-related derivative instruments may be used for short hedges - for example, a Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

        In addition, a Fund may use a currency-related derivative instrument to shift exposure to foreign currency fluctuations from one foreign country to another foreign country where it's anticipated that the foreign currency exposure purchased will appreciate relative to the U.S. dollar and thus better protect the Fund against the expected decline in the foreign currency exposure sold. For example, if a Fund owns securities denominated in a foreign currency and it is anticipated that the currency will decline, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in a second foreign currency that would better protect the Fund against the decline in the first security than would a U.S. dollar exposure. Hedging transactions that use two foreign currencies are sometimes referred to as "cross hedges." The effective use of currency-related derivative instruments by a Fund in a cross hedge is dependent upon a correlation between price movements of the two currency instruments and the underlying security involved, and the use of two currencies magnifies the risk that movements in the price of one instrument may not correlate or may correlate unfavorably with the foreign currency being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the currency instruments used or investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

        The Funds also might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, a Fund may hedge against price movements in that currency by entering into transactions using currency-related derivative instruments on another foreign currency or a basket of currencies, the values of which are believed to have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

        The use of currency-related derivative instruments by a Fund involves a number of risks. The value of currency-related derivative instruments depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots (generally consisting of transactions of greater than $1 million).

        There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they re-open.

        Settlement of transactions in currency-related derivative instruments might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

        When a Fund engages in a transaction in a currency-related derivative instrument, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract or otherwise complete the contract. In other words, a Fund will be subject to the risk that a loss may be sustained by the Fund as a result of the failure of the counterparty to comply with the terms of the transaction. The counterparty risk for exchange-traded instruments is generally less than for privately-negotiated or OTC currency instruments, since generally a clearing agency, which is the issuer or counterparty to each instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, a Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the Fund. The Fund will enter into transactions in currency-related derivative instruments only with counterparties that are reasonably believed to be capable of performing under the contract.

        Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, the Funds will normally purchase or sell OTC options on foreign currency only when it is believed that a liquid secondary market will exist for a particular option at any specific time.

        When required by the SEC guidelines, a Fund will set aside permissible liquid assets in segregated accounts or otherwise cover its potential obligations under currency-related derivative instruments. To the extent a Fund's assets are so set aside, they cannot be sold while the corresponding currency position is open, unless they are replaced with similar assets. As a result, if a large portion of a Fund's assets are so set aside, this could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

        A Fund's dealing in currency-related derivative instruments will generally be limited to the transactions described above. However, the Funds reserve the right to use currency-related derivative instruments for different purposes and under different circumstances. It also should be realized that use of these instruments does not eliminate, or protect against, price movements in a Fund's securities that are attributable to other (i.e., non-currency related) causes. Moreover, while the use of currency-related derivative instruments may reduce the risk of loss due to a decline in the value of a hedged currency, at the same time the use of these instruments tends to limit any potential gain which may result from an increase in the value of that currency.

Foreign Investment Companies

        Some of the securities in which the Total Return Bond, Opportunity, Growth and Horizon Funds invest may be located in countries that may not permit direct investment by outside investors. Investments in such securities may only be permitted through foreign government-approved or -authorized investment vehicles, which may include other investment companies. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, a Fund may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company.

Depositary Receipts

        The Opportunity, Growth and Horizon Funds may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or other securities convertible into securities or issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs, in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. For purposes of each Fund's investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR or EDR representing ownership of common stock will be treated as common stock.

        ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distribution, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Lending of Portfolio Securities

        Each Fund is authorized to lend up to 33 1/3% of its total assets to broker-dealers or institutional investors, but only when the borrower maintains with the Fund's custodian bank collateral either in cash or money market instruments in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. However, the Funds do not presently intend to engage in such lending. In determining whether to lend securities to a particular broker-dealer or institutional investor, the portfolio manager will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Fund will retain authority to terminate any loans at any time. The Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Funds will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Funds will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when retaining such rights is considered to be in a Fund's interest.

Repurchase Agreements

        The Funds may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, a Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement, thereby, determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The subadviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Although no definitive creditworthiness criteria are used, the portfolio manager reviews the creditworthiness of the banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate those risks. The Funds may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.

Portfolio Turnover

        The portfolio turnover rate for the Total Return Bond Fund was 635% for the year ended June 30, 2001 and 438% for the year ended June 30, 2000. The high portfolio turnover rate for fiscal 2001 and 2000 was due primarily to an increase in the Fund's assets, along with somewhat higher trading due to the increased volatility in the fixed income markets.

        The portfolio turnover rate for the Investment Grade Bond Fund is anticipated to be significantly higher at the end of the year ending June 30, 2002 compared to the year ended June 30, 2001. This anticipated increase is primarily due to an increase in the Fund's assets, somewhat higher trading due to increased volatility in the fixed income markets, and the fact that the Fund was not in operation for the entire year ended June 30, 2001.

Directors and Officers

        Under the laws of the State of Maryland, the Board of Directors of the Company is responsible for managing the Company's business and affairs. The Board of Directors also oversees duties required by applicable state and federal law.

        The directors and officers of the Company, together with information as to their principal business occupations during the last five years and other information, are shown below. William D. Forsyth III and Thomas J. Holmberg, Jr. (indicated with an asterisk*) are each deemed to be an "interested person" of the Funds, as defined in the 1940 Act, because each serves as director and officer of Frontegra and each owns 50% of Frontegra.

Independent Directors
Name, Address and Age	Position(s) Held with Fund	Term of Office	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Director	Other Directorships Held by Director
David L. Heald 400 Skokie Blvd., Suite 260, Northbrook, Illinois 60062 Age: 57	Director since June 1996	Indefinite

Mr. Heald received his B.A. in English from Denison University in 1966 and his J.D. from Vanderbilt University School of Law in 1969. Mr. Heald has been a principal and a Director of Consulting Fiduciaries, Inc. ("CFI"), a registered investment adviser, since August of 1994. CFI provides professional, independent, fiduciary decision making, consultation and alternative dispute resolution services to ERISA plans, plan sponsors and investment managers. Between April 1994 and August 1994, Mr. Heald engaged in the private practice of law. From August 1992 until April 1994, Mr. Heald was a managing director and the chief administrative officer of Calamos Asset Management, Inc., a registered investment adviser specializing in convertible securities, and he served as an officer and director of CFS Investment Trust, a registered investment company comprised of four series. From January 1990 until August 1992, Mr. Heald was a partner in the Chicago based law firm of Gardner, Carton & Douglas.

				5	None

James M. Snyder 1723 Pinehurst Lane Flossmoor, Illinois 60422 Age: 55	Director since May 2002	Indefinite	Mr. Snyder received his B.S. in Finance from Indiana University in 1969 and his M.B.A. from DePaul University in 1973. Mr. Snyder served as an investment professional with Northern Trust from June 1969 until his retirement in June 2001. He served in a variety of capacities at Northern Trust, most recently as Executive Vice President of Northern Trust and Vice Chairman of Northern Trust Global Investments. Mr. Snyder is a Chartered Financial Analyst (CFA).	5	None

Interested Director and Officers
William D. Forsyth III* Frontegra Asset Management, Inc. 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Age: 38	Co-President, Treasurer, Assistant Secretary and Director since May 1996	Indefinite

Mr. Forsyth received his B.S. in Finance from the University of Illinois in 1986 and his M.B.A. from the University of Chicago in 1988. Mr. Forsyth has served as Co-President, Treasurer, Assistant Secretary and a Director of the Adviser since May 1996. From July 1993 until the present, Mr. Forsyth also served as a Partner of Frontier Partners, Inc., a consulting/marketing firm. From April 1987 until June 1993, Mr. Forsyth served as a Partner of Brinson Partners, Inc., an investment advisor, and from June 1986 until April 1987, he served as a product marketing representative of Harris Trust & Savings Bank. Mr. Forsyth received his CFA designation in 1991.

				5	None

Thomas J. Holmberg, Jr.* Frontegra Asset Management, Inc. 400 Skokie Blvd., Suite 500 Northbrook, Illinois 60062 Age: 43	Co-President, Secretary and Assistant Treasurer since May 1996; Director from May 1996 to May 2002	Indefinite

Mr. Holmberg received his B.A. in Economics from the College of William and Mary in 1980 and his M.P.P.M. from Yale University in 1987. Mr. Holmberg has served as Co-President, Secretary, Assistant Treasurer and a Director of the Adviser since May 1996. From July 1993 until the present, Mr. Holmberg also served as a Partner of Frontier Partners, Inc., a consulting/marketing firm. From February 1989 until July 1993, Mr. Holmberg served as a Partner of, and Account Manager for, Brinson Partners, Inc., an investment advisor. From July 1987 until January 1989, Mr. Holmberg served as an associate in the fixed income sales area of Goldman, Sachs & Co. Mr. Holmberg received his CFA designation in 1991.

				5	None

        The following table sets forth the dollar range of Fund shares beneficially owned by each director as of December 31, 2001, stated using the following ranges: none, $1-$10,000, $10,000-$50,000, $50,000-$100,000, or over $100,000.
Dollar Range of Equity Securities Beneficially Owned(1)
Name of Director	Total Return Bond Fund	Opportunity Fund	Growth Fund	Investment Grade Bond Fund	Horizon Fund(2)
William D. Forsyth III(3)	None	None	Over $100,000	None	N/A
David L. Heald	$10,000-$50,000	$10,000-$50,000	$1-$10,000	None	N/A
James M. Snyder	None	None	None	None	N/A

(1) Beneficial ownership is determined in accordance with Rule 16(a)-1(a)(2) under the Securities Exchange Act of 1934, as amended.

(2) The Horizon Fund did not commence operations until after the date of this SAI.

(3) This Director is deemed an "interested person" as defined in the 1940 Act.

        As of August 1, 2002, officers and directors of the Company owned 369 shares of common stock of the Total Return Bond Fund (0.003)%, 314 shares of common stock of the Opportunity Fund (0.07)%, 11,552 shares of common stock of the Growth Fund (0.64)%, no shares of common stock of the Investment Grade Bond Fund and no shares of common stock of the Horizon Fund.

        Directors and officers of the Company who are also officers, directors, employees, or shareholders of the Adviser do not receive any remuneration from the Funds for serving as directors or officers. Accordingly, Mr. Forsyth and Mr. Holmberg do not receive any remuneration from the Funds for their services as director and officer, and officer, respectively. The following table provides information relating to compensation paid to Mr. Heald and Mr. Snyder for their services as directors of the Company for the fiscal year ended June 30, 2001.

Name	Cash Compensation(1)	Other Compensation	Total
William D. Forsyth III(2)	$0	$0	$0
David L. Heald	$10,000	$0	$10,000
James M. Snyder(3)	N/A	N/A	N/A

__________________

(1) When the Company's net assets exceed $500,000,000, Mr. Heald will receive $20,000 for that fiscal year and each subsequent fiscal year. The Funds anticipate having net assets that exceed $500,000,000 during fiscal 2003. The disinterested directors may invest their compensation in shares of the Funds.

(2) This Director is deemed an "interested person" as defined in the 1940 Act.

(3) Mr. Snyder was elected to the Board of Directors effective May 20, 2002.

Code of Ethics

        The Funds and Frontegra have adopted a Code of Ethics effective as of October 1, 1996, as amended June 15, 1998 and March 1, 2000 (the "Code of Ethics") under Rule 17j-1 of the 1940 Act. The Code of Ethics governs all "Access Persons" of the Funds and Frontegra. The Code of Ethics is based upon the principle that directors, officers and employees of the Funds and Frontegra have a fiduciary duty to place the interests of each Fund's shareholders above their own.

        The term "Access Person" means (1) any director or officer of the Funds or Frontegra; (2) any employee of the Funds or Frontegra or any company in a control relationship to the Funds or Frontegra, who in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a security by the Funds, or whose functions relate to the making of any recommendations with respect to such purchases or sales; and (3) any natural person in a control relationship to the Funds or Frontegra who obtains information concerning recommendations made to the Funds with regard to the purchase or sale of a security by the Funds. "Access Person" does not include any person subject to a subadviser's Code of Ethics, as discussed below. The Code of Ethics permits Access Persons to buy or sell securities for their own accounts, including securities that may be purchased or held by the Funds, subject to certain restrictions. The Code of Ethics requires Access Persons to preclear most transactions. It also requires Access Persons (other than independent directors of the Funds) to report transactions to the Funds' administrator, U.S. Bancorp Fund Services, LLC. Moreover, Access Persons (other than independent directors of the Funds) are required, on an annual basis, to disclose all securities holdings.

        The Code of Ethics prohibits Access Persons from purchasing or selling securities that the Funds purchased or sold or Frontegra considered purchasing or selling during the 15-day period immediately before or after the Access Person's transaction unless the Access Person executes the transaction at the same or worse price as that received by the applicable Fund. The Code of Ethics places other limitations on the acquisition of securities by Access Persons (other than independent directors of the Funds), such as prohibiting the purchase of securities in an initial public offering and restricting the purchase of private placement securities.

        Reams has adopted a Code of Ethics revised effective as of August 1, 2000 that governs all employees, Managers and Members of Reams (collectively, "Reams Employees"). The Code of Ethics permits Reams Employees to invest in securities, including securities that may be purchased or held by the Funds, subject to certain restrictions. The Code of Ethics requires all Reams Employees to preclear most transactions. It also prohibits Reams Employees from purchasing or selling any security within three days of a trade by Reams in such security on behalf of any advisory client, unless the transaction is executed at the same or worse price as that received by the advisory client. The Code of Ethics requires Reams Employees to submit initial and annual securities holdings reports and quarterly transaction reports. The Code of Ethics places other limitations on the acquisition of securities by Reams Employees, such as prohibiting the purchase of securities in an initial public offering and restricting the purchase of private placement securities.

        Northern has adopted a Code of Ethics effective as of January 31, 1998, as amended August 25, 2000, that governs all of its employees. The Code of Ethics permits employees to invest in securities, subject to certain restrictions. The Code of Ethics prohibits employees from purchasing or selling any security that is being actively considered for purchase or sale by Northern or is being purchased or sold by any client portfolio of Northern. All employees must preclear all transactions, and submit initial and annual securities holdings reports and quarterly transaction reports. The Code of Ethics places other limitations on the acquisition of securities by employees, such as prohibiting the purchase of securities in an initial public offering and restricting the purchase of private placement securities.

        IronBridge has adopted a Code of Ethics effective as of August 19, 2002 that governs the personal trading activities of all "Access Persons." Access Persons generally include all directors and officers of IronBridge, as well as certain employees and control persons who have access to information regarding the purchase and sale of securities by IronBridge. The Code of Ethics permits Access Persons to buy and sell securities for their own accounts subject to certain restrictions. The Code of Ethics requires Access Persons to preclear most transactions, to disclose all securities holdings on an annual basis and to submit quarterly transaction reports. The Code of Ethics prohibits Access Persons from purchasing or selling any security that a client account purchased or sold or IronBridge considered purchasing or selling during the 10-day period immediately before or after the Access Person's transaction.

Principal Shareholders

        As of August 1, 2002, the following persons owned of record or are known by the Company to own of record or beneficially 5% or more of the outstanding shares of each Fund:
Name and Address	Fund	No. Shares	Percentage

Marshall & Ilsley Trust	Total Return Bond Fund	1,204,599.537	10.47%
F/B/O The Foundation for Baptist Health
Systems-Reams Asset Management, Inc.
1000 N. Water Street, Floor 14
Milwaukee, WI 53202-6648

Northern Trust Company	Total Return Bond Fund	992,894.154	8.63%
F/B/O Ace Hardware 401K Savings and
Retirement Plan 401K Plan
50 S. LaSalle Street
Chicago, IL 60675-0001

U.S. Bank National Association, Custodian	Total Return Bond Fund	665,862.609	5.79%
F/B/O Arapahoe County Retirement Plan
Reams Asset Management A/C# 90843101
Attn: Mutual Funds
P.O.Box 64010
Saint Paul, MN 55164-0010

IBEW Local 117 Pension Fund	Opportunity Fund	205,889.014	47.59%
c/o TIC International Corp.
James Schreiber
6525 Centurion Drive
Lansing, MI 48917-9275

David B. McKinney and	Opportunity Fund	125,546.201	29.02%
Robert Crider, Trustees
Reams Asset Management Co., LLC
Employees Profit Sharing Plan
227 Washington Street
Columbus, IN 47201-6741

IBEW Local 9 and Line Clearance	Opportunity Fund	39,618.841	9.16%
Contractors Pension Fund
c/o James Gallery
OBA Midwest Ltd.
8160 S. Cass Avenue
Darien, IL 60561-5013

First Virginia Bank, Custodian	Opportunity Fund	25,721.627	5.95%
F/B/O Association of Manufacturing
Technology
U/A 06/15/1998
P.O. Box 987
Falls Church, VA 22040-0987

G. Segal, H. Silverstone and	Opportunity Fund	21,743.423	5.03%
B. Schneidewind, Trustees
Euromarkets Design Inc.
Profit Sharing Trust
725 Landwehr Road
Northbrook, IL 60062-2349

State Street Bank & Trust	Growth Fund	288,582.434	16.06%
Madison Psychiatric Association
Unitized Plan
U/A DTD May 17, 1999
801 Pennsylvania Ave.
Kansas City, MO 64105-1307

American Express Trust Co.	Growth Fund	205,765.254	11.45%
F/B/O American Express Trust
Retirement Services
50534 AXP Financial Center
Minneapolis, MN 55474-0505

Richland Medical Center	Growth Fund	197,232.643	10.98%
Profit Sharing and 401K Trust
F/B/O Richland Medical Center
301 E. 2nd Street
Richland Center, WI 53581-1900

Mitra & Co.	Growth Fund	147,545.093	8.21%
1000 N. Water Street
Milwaukee, WI 53202-6648

State Street Bank & Trust Co., Custodian	Growth Fund	110,825.655	6.17%
F/B/O Various Retirement Plans (CHA)
801 Pennsylvania Avenue
Kansas City, MO 64105-1307

Deutsche Bank Securities Inc.	Investment Grade Bond Fund	1,823,615.160	24.95%
F/B/O 259-88514-14
P.O. Box 1346
Baltimore, MD 21203-1346

American Institute of Physics	Investment Grade Bond Fund	1,440,741.463	19.71%
1 Physics Ellipse
College Park, MD 20740-3842

Northern Trust, Trustee	Investment Grade Bond Fund	1,363,976.717	18.66%
Great Dane Limited Partnership
Collective Retirement Trust
Judi Ekola
222 N. LaSalle Street, Suite 1000
Chicago, IL 60601-1007

Wells Fargo, Custodian	Investment Grade Bond Fund	770,114.317	10.53%
University of Colorado Health Sciences Center
Proff Liability Self-Insurance Trust
Don Eldhart
4840 Pearl East Circle, Suite 103
Boulder, CO 80301-2408

Elizabethtown College	Investment Grade Bond Fund	682,009.458	9.33%
Endowment Fund
c/o John Shaeffer
1 Alpha Drive
Elizabethtown, PA 17022-2298

Wachovia Bank, N.A. Omnibus	Investment Grade Bond Fund	578,973.861	7.92%
Reinvest/Reinvest 9888888827
1525 W. Wt. Harris Boulevard
Charlotte, NC 28288-0001

Strafe & Co.	Investment Grade Bond Fund	551,132.470	7.54%
F/A/O FMOL Fixed Income A/C# 3600056505
P.O. Box 160
Westerville, OH 43086-0160

        As of August 1, 2002, no person owned a controlling interest (i.e., more than 25%) in the Company. However, IBEW Local 117 Pension Fund and Reams Asset Management Co., LLC, Employees Profit Sharing Plan each beneficially owned a controlling interest in the Opportunity Fund. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Company.

Investment Adviser

        Frontegra Asset Management, Inc. (the "Adviser") is the investment adviser to the Funds. Mr. William D. Forsyth III and Mr. Thomas J. Holmberg, Jr. each own 50% of the Adviser. See "Directors and Officers" for Mr. Forsyth's and Mr. Holmberg's positions with the Adviser and Frontier Partners, Inc. Mr. Forsyth and Mr. Holmberg are co-presidents of the Company. A brief description of the Funds' investment advisory agreements is set forth in the Prospectus under "Fund Management."

        The advisory agreement between the Adviser and the Funds is dated October 30, 1996, while the amendment to add the Growth Fund is dated as of February 1, 1998, the amendment to add the Investment Grade Bond Fund is dated as of January 31, 2001 and the amendment to add the Horizon Fund is dated as of August 30, 2002 (the "Advisory Agreement"). The Advisory Agreement has an initial term of two years (with an October 30, 1996, a February 1, 1998, a January 31, 2001 or an August 30, 2002 starting point, as the case may be) and is required to be approved annually by the Board of Directors of the Company or by vote of a majority of each of the Fund's outstanding voting securities (as defined in the 1940 Act). Each annual renewal must also be approved by the separate vote of the Company's disinterested directors, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement was most recently approved by the vote of the Company's disinterested directors on August 27, 2001. The Advisory Agreement as it relates to the Total Return Bond and Opportunity Funds was most recently approved by the shareholders of the Total Return Bond and the Opportunity Funds on July 28, 1999. The amendment to the Advisory Agreement to add the Growth Fund was approved by the disinterested director on December 15, 1997. The amendment to the Advisory Agreement to add the Investment Grade Bond Fund was approved by the disinterested director on November 6, 2000. The amendment to the Advisory Agreement to add the Horizon Fund was approved by the disinterested directors on May 20, 2002. The Advisory Agreement is terminable without penalty, on 60 days' written notice by the Board of Directors of the Company, by vote of a majority of each of the Fund's outstanding voting securities or by the Adviser, and will terminate automatically in the event of its assignment.

        When the Board of Directors reviewed the Investment Advisory Agreement on August 27, 2001, the Board was provided materials relating to, and considered and evaluated the following: (i) the terms and conditions of the agreement, including the nature, extent and quality of the services provided to each Fund by Frontegra, and the structure and rates of the investment advisory fees charged for those services; (ii) a comparison of each Fund's fees and expenses in relation to various industry averages; (iii) the continuation of each Fund's expense cap agreements; and (iv) the directors' legal duties in considering the continuation and approval of the agreement. The Board compared each Fund's expense ratios to the industry data provided by an independent service and reviewed the Adviser's Form ADV. On the basis of its review and the foregoing information, the Board of Directors found that the terms of the Investment Advisory Agreement were fair and reasonable and in the best interest of each Fund's shareholders.

        Pursuant to an expense cap agreement dated August 30, 2002 between the Adviser and the Total Return Bond, Investment Grade Bond, Opportunity, Growth and Horizon Funds, the Adviser agreed to waive its management fee and/or reimburse each Fund's operating expenses to the extent necessary to ensure that the Total Return Bond Fund's total operating expenses do not exceed 0.425% of that Fund's average daily net assets, the Opportunity Fund's total operating expenses do not exceed 0.90% of that Fund's average daily net assets, the Investment Grade Bond Fund's total operating expenses do not exceed 0.42% of that Fund's average daily net assets, the Growth Fund's total operating expenses do not exceed 0.80% of that Fund's average daily net assets and the Horizon Fund's total operating expenses do not exceed 1.10% of that Fund's average daily net assets. The expense cap agreement will continue in effect until October 31, 2003 with successive renewal terms of one year unless terminated by Frontegra or the Fund prior to any such renewal.

        Under the terms of the Advisory Agreement, the Adviser supervises the management of the Funds' investments and business affairs, subject to the supervision of the Company's Board of Directors. At its expense, the Adviser provides office space and all necessary office facilities, equipment and personnel for servicing the investments of the Funds. As compensation for its services, the Opportunity Fund pays to the Adviser a monthly advisory fee at the annual rate of 0.65% of the average daily net asset value of the Fund, the Total Return Bond Fund pays to the Adviser a monthly advisory fee at the annual rate of 0.40% of the average daily net asset value of the Fund, the Growth Fund pays to the Adviser a monthly advisory fee at the annual rate of 0.80% of the average daily net asset value of the Fund, the Investment Grade Bond Fund pays to the Adviser a monthly advisory fee at the annual rate of 0.42% of the average daily net asset value of the Fund and the Horizon Fund pays to the Adviser a monthly advisory fee at the annual rate of 1.00% of the average daily net asset value of the Fund. For the fiscal period ended June 30, 1999 and the period from July 1, 1999 through August 1, 1999, the Adviser agreed to waive its management fee and reimburse the operating expenses of the Total Return Bond Fund to the extent necessary to ensure that the operating expenses of the Total Return Bond Fund did not exceed 0.50% of the Fund's average daily net assets. For the period August 2, 1999 through June 30, 2000 and the fiscal year ended June 30, 2001, the Adviser agreed to waive its management fee and reimburse the operating expenses of the Total Return Bond Fund to the extent necessary to ensure that the operating expenses of the Total Return Bond Fund did not exceed 0.425% of the Fund's average daily net assets. For the fiscal period ended June 30, 1999 and the fiscal years ended June 30, 2000 and June 30, 2001, the Adviser agreed to waive its management fee and/or reimburse the operating expenses of the Opportunity Fund to the extent necessary to ensure that the total operating expenses of the Opportunity Fund did not exceed 0.90% of the Fund's average daily net assets. For the fiscal periods ended June 30, 1999, June 30, 2000 and June 30, 2001, the Adviser agreed to waive its management fee and/or reimburse the operating expenses of the Growth Fund to the extent necessary to ensure that the total operating expenses of the Growth Fund did not exceed 0.80% of the Fund's average daily net assets. The expense cap agreement provides that the Adviser will continue these waiver/reimbursement policies until October 31, 2003 and for successive renewal terms of one year unless terminated by Frontegra or the Fund prior to any such renewal.

        For the eight month fiscal period ended June 30, 1999, the fiscal year ended June 30, 2000 and the fiscal year ended June 30, 2001, the Adviser received $26,184, $67,821 and $231,964 from the Total Return Bond Fund, respectively, for its services under the Advisory Agreement. For the eight month fiscal period ended June 30, 1999, the fiscal year ended June 30, 2000 and the fiscal year ended June 30, 2001, the Adviser received $0, $17,441 and $38,326 from the Opportunity Fund, respectively, for its services under the Advisory Agreement. The amounts received by the Adviser for such services would have been $128,483, $220,948 and $413,384 for the Total Return Bond Fund, respectively, and $54,105, $103,318 and $111,436 for the Opportunity Fund, respectively, had the Adviser not waived all or a portion of its fees for the fiscal period ended June 30, 1999, the fiscal year ended June 30, 2000 and the fiscal year ended June 30, 2001. For the eight month fiscal period ended June 30, 1999, the fiscal year ended June 30, 2000 and the fiscal year ended June 30, 2001, the Adviser received $0, $0 and $10,116 from the Growth Fund for its services under the Advisory Agreement. The amounts received by the Adviser for such services for the Growth Fund would have been $18,609, $93,423 and $130,294, respectively, had the Adviser not waived all or a portion of its fees during the fiscal periods ended June 30, 1999, the fiscal year ended June 30, 2000 and the fiscal year ended June 30, 2001. For the period ended June 30, 2001, the Adviser received $0 from the Investment Grade Bond Fund for its services under the Advisory Agreement. The amount received by the Adviser for such services would have been $10,333 had the Adviser not waived all of its fees for the period ended June 30, 2001.

        The Advisory Agreement requires the Adviser to reimburse the Funds in the event that the expenses and charges payable by the Funds in any fiscal year, including the advisory fee but excluding taxes, interest, brokerage commissions, and similar fees, exceed those set forth in any statutory or regulatory formula, if any, prescribed by any state in which shares of the Funds are registered. Such excess is determined by valuations made as of the close of each business day of the year. Reimbursement of expenses in excess of the applicable limitation will be made on a monthly basis and will be paid to the Funds by reduction of the Adviser's fee, subject to later adjustment, month by month, for the remainder of the Funds' fiscal year.

        The Adviser has entered into an agreement with Reams Asset Management Company, LLC ("Reams") under which Reams serves as the subadviser of the Total Return Bond, Opportunity and Investment Grade Bond Funds and, subject to the Adviser's supervision, manages the portfolio assets of the Funds. (Reams operated as a corporation (Reams Asset Management Company, Inc.) from its founding in 1981 until March 31, 1994, when it became an Indiana limited liability company (LLC), with no change in principals, employees or clients.) Under this agreement, and with certain exceptions described herein, Reams is compensated by the Adviser for its investment advisory services at the annual rate of 0.45% of the Opportunity Fund's average daily net assets, 0.15% of the Total Return Bond Fund's average daily net assets and 0.15% of the Investment Grade Bond Fund's average daily net assets. In recognition of the economies of scale that will be gained by such Funds and the Adviser, and with the exception of defined contribution or 401(k) investments in such Funds, for initial investments of over $15 million in the Opportunity Fund and $30 million in the Total Return Bond Fund, the Adviser will compensate Reams an extra 0.10% of the average daily net assets of such investments. Frontier Partners, Inc., an affiliate of the Adviser, acts as a third party solicitor on behalf of Reams. Mr. Mark M. Egan owns units representing a majority of the voting rights of Reams.

        The Adviser has also entered into an agreement with Northern Capital Management, LLC ("Northern") under which Northern serves as the subadviser of the Growth Fund and, subject to the Adviser's supervision, manages the Growth Fund's portfolio assets. Under this agreement, Northern is compensated for its investment advisory services at the annual rate of (i) 0.25% of the Growth Fund's average daily net assets prior to the first date when the Growth Fund's average daily net assets exceed $200 million and (ii) 0.30% of the Growth Fund's average daily net assets on and after the first date when the Fund's average daily net assets exceed $200 million. Old Mutual plc, a United Kingdom-based financial services group, owns 80% of Northern.

        The Adviser has entered into an agreement with IronBridge Capital Management, LLC ("IronBridge") under which IronBridge serves as the subadviser of the Horizon Fund and, subject to the Adviser's supervision, manages the portfolio assets of the Fund. Under this agreement, IronBridge is compensated for its investment advisory services at the annual rate of 0.40% of the Horizon Fund's average daily net assets when the Fund has assets of $200 million or less. Once the Horizon Fund has net assets over $200 million, IronBridge will receive 50% of the net advisory fee received by Frontegra, after giving effect to any fee waiver or reimbursement by Frontegra pursuant to the expense cap agreement discussed above.

Fund Transactions and Brokerage

        Reams, Northern and IronBridge (the "Subadvisers") are responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds' securities business, the negotiation of the commissions to be paid on such transactions and the allocation of portfolio brokerage and principal business. The Subadvisers seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to the Subadvisers or the Funds. The best price to the Funds means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers and, on occasion, the issuers. Commissions will be paid on the Funds' futures and options transactions. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Funds may pay mark-ups on principal transactions. In selecting broker-dealers and in negotiating commissions, the Subadvisers consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. Brokerage will not be allocated based on the sale of a Fund's shares.

        The Total Return Bond Fund did not pay any brokerage commissions for the fiscal period ended June 30, 1999, the fiscal year ended June 30, 2000 and the fiscal year ended June 30, 2001. The Opportunity Fund paid $25,449, $29,425 and $55,413 in brokerage commissions for the fiscal period ended June 30, 1999, the fiscal year ended June 30, 2000 and the fiscal year ended June 30, 2001, respectively. The Growth Fund paid $8,210, $49,904 and $80,328 in brokerage commissions for the fiscal period ended June 30, 1999, the fiscal year ended June 30, 2000 and the fiscal year ended June 30, 2001, respectively. The greater dollar amount of brokerage commissions paid by the Opportunity Fund during fiscal 2001 was due primarily to significant changes in Fund assets. The greater dollar amount of brokerage commissions paid by the Growth Fund during fiscal 2000 and 2001 was due primarily to increased trading due to market volatility and an increase in Fund assets. The Investment Grade Bond Fund and Horizon Fund did not pay any brokerage commissions for the fiscal period ended June 30, 2001. The Horizon Fund did not commence operations until after the date of this SAI.

        Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

        In selecting brokers, the Subadvisers consider investment and market information and other research, such as economic, securities and performance measurement research provided by such brokers and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Subadvisers determine in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Funds. The Subadvisers believe that the research information received in this manner provides the Funds with benefits by supplementing the research otherwise available to the Funds. The Subadvisory Agreements provide that such higher commissions will not be paid by the Funds unless (a) the Subadvisers determine in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Subadvisers' overall responsibilities with respect to the accounts as to which they exercise investment discretion; (b) such payment is made in compliance with the provisions of Section 28(e), other applicable state and federal laws, and the Subadvisory Agreements; and (c) in the opinion of the Subadvisers, the total commissions paid by the Funds will be reasonable in relation to the benefits to the Funds over the long term. The investment advisory fees paid by the Funds under the Advisory Agreement are not reduced as a result of the Subadvisers' receipt of research services.

        The Subadvisers place portfolio transactions for other advisory accounts managed by the Subadvisers. Research services furnished by firms through which the Funds effect their securities transactions may be used by the Subadvisers in servicing all of their accounts; not all of such services may be used by the Subadvisers in connection with the Funds. The Subadvisers believe it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds) managed by them. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, the Subadvisers believe such costs to the Funds will not be disproportionate to the benefits received by the Funds on a continuing basis. The Subadvisers seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Funds and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Funds. In making such allocations between the Fund and other advisory accounts, the main factors considered by the Subadvisers are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

        During fiscal 2001, the Growth Fund acquired securities issued by Citigroup Inc., the parent company of Salomon Smith Barney Inc., which is one of the Growth Fund's regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act). The value of these securities as of June 30, 2001 was $628,796.

Custodian

        As custodian of the Funds' assets, U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, has custody of all securities and cash of each Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by the officers of the Company. Prior to January 1, 2002, U.S. Bank, N.A. was known as Firstar Bank, N.A.

Transfer Agent and Dividend Disbursing Agent

        U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Third Floor, Milwaukee, Wisconsin 53202, an affiliate of U.S. Bank, N.A., acts as transfer agent and dividend-disbursing agent for the Funds (the "Transfer Agent"). The Transfer Agent is compensated based on an annual fee per open account of $14.00, subject to minimum annual fees of $8,000 per Fund until a Fund exceeds 150 accounts, at which time the minimum annual fee will increase to $12,000 per Fund. There is a fee of $10,000 per year for each additional fund or class. Prior to January 1, 2002, U.S. Bancorp Fund Services, LLC was known as Firstar Mutual Fund Services, LLC.

Administrator and Fund Accountant

        U.S. Bancorp Fund Services, LLC also provides administrative and fund accounting services to the Funds pursuant to separate Administration and Fund Accounting Agreements. Under these Agreements, U.S. Bancorp Fund Services, LLC calculates the daily net asset value of each Fund and provides administrative services (which include clerical, compliance and regulatory services such as filing all required federal income and excise tax returns and state property tax returns, assisting with regulatory filings, preparing financial statements and monitoring expense accruals). For the foregoing services, U.S. Bancorp Fund Services, LLC receives from the Fund, a fee, computed daily and payable monthly based on each Fund's average net assets at the annual rate of 0.14 of 1% on the first $50 million, 0.04 of 1% on the next $450 million and 0.03 of 1% on the average net assets in excess of $500 million, subject to an annual minimum of $48,000, plus out-of-pocket expenses. For the fiscal year ended June 30, 2001 and the fiscal year ended June 30, 2000, U.S. Bancorp Fund Services, LLC received $260,157 and $215,556, respectively, for such services. For the fiscal period ended June 30, 1999, Sunstone Financial Group, Inc. ("Sunstone"), the Funds' prior administrator, received $132,415, under an Administration and Fund Accounting Agreement between the Funds and Sunstone. Prior to January 1, 2002, U.S. Bancorp Fund Services, LLC was known as Firstar Mutual Fund Services, LLC.

Shareholder Meetings

        Maryland law permits registered investment companies, such as the Company, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Company has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the 1940 Act.

        The Company's Bylaws also contain procedures for the removal of directors by shareholders of the Company. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

Purchase and Pricing of Shares

        Shares of each Fund are sold on a continuous basis at each Fund's net asset value. As set forth in the Prospectus under "Valuation of Fund Shares," each Fund's net asset value per share is determined as of the close of trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m., Eastern Time) on each day the NYSE is open for business. Each Fund is not required to calculate its net asset value on days during which that Fund receives no orders to purchase shares and no shares are tendered for redemption. Net asset value is calculated by taking the market value of the Fund's total assets, including interest or dividends accrued, but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share.

        In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Debt securities are valued by a pricing service that utilizes electronic data processing techniques to determine values for normal institutional-sized trading units of debt securities without regard to the existence of sale or bid prices when such values are believed by Reams to reflect more accurately the fair market value of such securities; otherwise, actual sale or bid prices are used. Common stocks and other equity-type securities are valued at the last trade price on the national securities exchange or Nasdaq on which such securities are primarily traded; however, securities traded on a national securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices. Other exchange-traded securities (generally foreign securities) will be valued based on market quotations.

        Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors or its delegate. The Board of Directors may approve the use of pricing services to assist the Funds in the determination of net asset value. Short-term fixed income securities held by the Funds are generally valued on an amortized cost basis.

Taxation of the Fund

        Each Fund intends to qualify annually as a "regulated investment company" under Subchapter M of the Internal Revenue Code, and if so qualified will not be liable for federal income taxes to the extent earnings are distributed to shareholders on a timely basis. As a result of being a regulated investment company, net capital gain that the Funds distribute to shareholders will retain their original capital gain character in the shareholders' individual tax returns. In the event a Fund fails to qualify as a "regulated investment company," it will be treated as a regular corporation for federal income tax purposes. Accordingly, the disqualifying Fund would be subject to federal income taxes and any distributions that it makes would be taxable and non-deductible by the Fund. This would increase the cost of investing in such Fund for shareholders and would make it more economical for shareholders to invest directly in securities held by the Fund instead of investing indirectly in such securities through the Fund.

        Each Fund will distribute to shareholders at least annually, any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year). Such distributions will be combined with distributions of capital gains and shareholders will be advised of the nature of the payments.

        Each Fund will be treated as a separate entity for federal income tax purposes since the Tax Reform Act of 1986 requires that all portfolios of a series fund be treated as separate taxpayers.

        This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on an investor. There may be other federal, state or local tax considerations applicable to a particular investor. Investors are urged to consult their own tax advisors.

Performance Information

        The Funds' historical performance or return (before and after taxes) may be shown in the form of various performance figures, including average annual total return, total return and cumulative total return. The Funds' performance figures are based upon historical results and are not necessarily representative of future performance. Factors affecting the Funds' performance include general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section.

Total Return

        Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in each Fund over a specified period of time, assuming the reinvestment of all dividends and distributions. Average annual total return figures are annualized and therefore represent the average annual percentage change over the specified period. Total return figures are not annualized and therefore represent the aggregate percentage or dollar value change over the period.

        The average annual total return of each Fund is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV
P	=	a hypothetical initial payment of $1,000.
T	=	average annual total return.
n	=	number of years.
ERV	=	ending redeemable value of a hypothetical $1,000 payment made at the beginning of the stated periods at the end of the stated periods.

        Performance for a specific period is calculated by first taking an investment (assumed to be $1,000) ("initial investment") in a Fund's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by a Fund have been reinvested at the net asset value of the Fund on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.

        A Fund may also quote after-tax total returns to show the impact of assumed federal taxes on an investment in the Fund. A Fund's total return after taxes on distributions shows the effect of taxable distributions on an investment in shares of the Fund for a specified period of time. A Fund's total return after taxes on distributions and sale of Fund shares shows the effect of both taxable distributions and any taxable gain or loss realized by the investor upon the sale of Fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gain distributions are assumed to have been taxed at the highest marginal individual tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored.

        Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects.

        The average annual total return (after taxes on distributions) for each Fund is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending value, according to the following formula:

P(1+T)n=ATVD
P	=	a hypothetical initial payment of $1,000.
T	=	average annual total return (after taxes on distributions).
n	=	number of years.
ATVD	=	ending value of a hypothetical $1,000 investment made at the beginning of the stated periods at the end of the stated periods, after taxes on Fund distributions but not after taxes on redemption.

        The average annual total return (after taxes on distributions and sale of Fund shares) is computed by finding the average annual compounded rates of return over the periods that would equate to the initial amount invested to the ending value, according to the following formula:

P(1+T)n=ATVDR
P	=	a hypothetical initial payment of $1,000.
T	=	average annual total return (after taxes on distributions and sale of Fund shares).
n	=	number of years.
ATVDR	=	ending value of a hypothetical $1,000 investment made at the beginning of the stated periods at the end of the stated periods, after taxes on Fund distributions and sale of Fund shares.

        Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.

        Total Return Bond Fund. The average annual total returns for the one- and five-year periods ended December 31, 2001 and since inception (November 25, 1996) were 7.40%, 7.46% and 7.14%, respectively. The average annual total returns (after taxes on distributions) for the same periods were 4.85%, 4.77% and 4.47%. The average annual total returns (after taxes on distributions and sale of Fund shares) for the same periods were 4.50%, 4.64% and 4.39%.

        Opportunity Fund. The average annual total returns for the Opportunity Fund for the one-year period ended December 31, 2001 and since inception (July 31, 1997) were 16.32% and 8.08%, respectively. The average annual total returns (after taxes on distributions) for the same periods were 14.99% and 7.14%. The average annual total returns (after taxes on distributions and sale of Fund shares) for the same periods were 10.27% and 6.16%.

        Growth Fund. The average annual total returns for the Growth Fund for the one-year period ended December 31, 2001 and since inception (March 18, 1998) were (0.51)% and 5.51%, respectively. The average annual total returns (after taxes on distributions) for the same periods were (0.59)% and 5.29%. The average annual total returns (after taxes on distributions and sale of Fund shares) for the same periods were (0.30)% and 4.40%.

        Investment Grade Bond Fund. The total return for the Investment Grade Bond Fund for the period from inception (February 23, 2001) to December 31, 2001 was 6.38%. The average annual total returns (after taxes on distributions) for the same period was 4.54%. The average annual total returns (after taxes on distributions and sale of Fund shares) for the same period was and 3.87%.

        Horizon Fund. Returns are not provided for the Horizon Fund because the Horizon Fund had not commenced operations prior to the effective date of this SAI.

Yield

        The Total Return Bond and Investment Grade Bond Funds' yield is computed in accordance with a standardized method prescribed by rules of the SEC. Under that method, the current yield quotation for a Fund is based on a one month or 30-day period. The yield is computed by dividing the net investment income per share earned during the 30-day or one month period by the maximum offering price per share on the last day of the period, according to the following formula:

Where:	a =	dividends and interest earned during the period.
	b =	expenses accrued for the period (net of reimbursements).
	c =	the average daily number of shares outstanding during the period that were entitled to receive dividends.
	d =	the maximum offering price per share on the last day of the period.

        The 30-day yield for the Total Return Bond Fund for the period ended December 31, 2001 was 4.63%. The 30-day yield for the Total Return Bond Fund before waivers and reimbursements for the period ended December 31, 2001 was 4.51%. The 30-day yield for the Investment Grade Bond Fund for the period ended December 31, 2001 was 3.65%. The 30-day yield for the Investment Grade Bond Fund before waivers and reimbursements for the period ended December 31, 2001 was 3.03%.

Volatility

        Occasionally statistics may be used to specify a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the S&P 500. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

Comparisons

        From time to time, in marketing and other Fund literature, the Funds' performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper Analytical Services, Inc. ("Lipper"), a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gains dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. The Funds will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings.

        The Funds' performance may also be compared to the performance of other mutual funds by Morningstar, Inc., which ranks funds on the basis of historical risk and total return. Morningstar's rankings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3, 5 and 10 year periods. Rankings are not absolute or necessarily predictive of future performance.

        Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Funds, including reprints of or selections from, editorials or articles about the Funds. Sources for Fund performance and articles about the Funds may include publications such as Money, Forbes, Kiplinger's, Financial World, Business Week, U.S. News and World Report, the Wall Street Journal, Barron's and a variety of investment newsletters.

        The Funds may compare their performance to a wide variety of indices and measures of inflation including the S&P 500, the NASDAQ Over-the-Counter Composite Index, the Russell 2000 Index, the Russell 1000 Growth Index and the Lehman Aggregate Bond Index. There are differences and similarities between the investments that the Funds may purchase for their respective portfolios and the investments measured by these indices.

        Investors may want to compare the Funds' performance to that of certificates of deposit offered by banks and other depositary institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of the deposits prior to maturity normally will be subject to a penalty. Rates offered by banks and other depositary institutions are subject to change at any time specified by the issuing institution. Investors may also want to compare performance of the Funds to that of money market funds. Money market fund yields will fluctuate and shares are not insured, but share values usually remain stable.

Independent Auditors

        Ernst & Young LLP, Sears Tower, 233 South Wacker Drive, Chicago, IL 60606-6301, have been selected as the independent auditors for the Funds. Ernst & Young will audit and report on the Funds' annual financial statements, review certain regulatory reports and the Funds' federal income tax returns, and perform other professional, accounting, auditing, tax and advisory services when engaged to do so by the Funds.

Financial Statements

        The following audited financial statements of the Funds are incorporated herein by reference to each Fund's Annual Report to Shareholders as filed with the SEC on September 1, 2001:

Total Return Bond Fund

(a)	Schedule of Investments as of June 30, 2001.

(b)	Statement of Assets and Liabilities as of June 30, 2001.

(c)	Statement of Operations for the year ended June 30, 2001.

(d)	Statement of Changes in Net Assets for the year ended June 30, 2001 and for the year ended June 30, 2000.

(e)	Financial Highlights for the year ended June 30, 2001, the year ended June 30, 2000, the eight months ended June 30, 1999, the year ended October 31, 1998 and the period ended October 31, 1997.

(f)	Notes to Financial Statements.

(g)	Report of Independent Auditors dated August 3, 2001.

Opportunity Fund

(a)	Schedule of Investments as of June 30, 2001.

(b)	Statement of Assets and Liabilities as of June 30, 2001.

(c)	Statement of Operations for the year ended June 30, 2001.

(d)	Statement of Changes in Net Assets for the year ended June 30, 2001 and for the year ended June 30, 2000.

(e)	Financial Highlights for the year ended June 30, 2001, the year ended June 30, 2000, the eight months ended June 30, 1999, the year ended October 31, 1998 and the period ended October 31, 1997.

(f)	Notes to Financial Statements.

(g)	Report of Independent Auditors dated August 3, 2001.

Growth Fund

(a)	Schedule of Investments as of June 30, 2001.

(b)	Statement of Assets and Liabilities as of June 30, 2001.

(c)	Statement of Operations for the year ended June 30, 2001.

(d)	Statement of Changes in Net Assets for the year ended June 30, 2001 and for the year ended June 30, 2000.

(e)	Financial Highlights for the year ended June 30, 2001, the year ended June 30, 2000, the eight months ended June 30, 1999, the year ended October 31, 1998 and the period ended October 31, 1997.

(f)	Notes to Financial Statements.

(g)	Report of Independent Auditors dated August 3, 2001.

Investment Grade Bond Fund

(a)	Schedule of Investments as of June 30, 2001.

(b)	Statement of Assets and Liabilities as of June 30, 2001.

(c)	Statement of Operations for the period ended June 30, 2001.

(d)	Statement of Changes in Net Assets for the period ended June 30, 2001.

(e)	Financial Highlights for the period ended June 30, 2001.

(f)	Notes to Financial Statements.

(g)	Report of Independent Auditors dated August 3, 2001.

        The following unaudited financial statements of the Funds are incorporated herein by reference to each Fund's Semi-Annual Report to Shareholders as filed with the SEC on March 11, 2002:

Total Return Bond Fund

(a)	Schedule of Investments as of December 31, 2001.

(b)	Statement of Assets and Liabilities as of December 31, 2001.

(c)	Statement of Operations for the six-month period ended December 31, 2001.

(d)	Statement of Changes in Net Assets for the six-month period ended December 31, 2001 and for the year ended June 30, 2001.

(e)

Financial Highlights for the six-month period ended December 31, 2001, the year ended June 30, 2001, the year ended June 30, 2001, the year ended June 30, 2000, the eight months ended June 30, 1999, the year ended October 31, 1998 and the period ended October 31, 1997.

(f)	Notes to Financial Statements.

Opportunity Fund

(a)	Schedule of Investments as of December 31, 2001.

(b)	Statement of Assets and Liabilities as of December 31, 2001.

(c)	Statement of Operations for the six-month period ended December 31, 2001.

(d)	Statement of Changes in Net Assets for the six-month period ended December 31, 2001 and for the year ended June 30, 2001.

(e)

Financial Highlights for the six-month period ended December 31, 2001, the year ended June 30, 2001, the year ended June 30, 2000, the eight months ended June 30, 1999, the year ended October 31, 1998 and the period ended October 31, 1997.

(f)	Notes to Financial Statements.

Growth Fund

(a)	Schedule of Investments as of December 31, 2001.

(b)	Statement of Assets and Liabilities as of December 31, 2001.

(c)	Statement of Operations for the six-month period ended December 31, 2001.

(d)	Statement of Changes in Net Assets for the six-month period ended December 31, 2001 and for the year ended June 30, 2001.

(e)

Financial Highlights for the six-month period ended December 31, 2001, for the year ended June 30, 2001, the year ended June 30, 2000, the eight months ended June 30, 1999, the year ended October 31, 1998 and the period ended October 31, 1997.

(f)	Notes to Financial Statements.

Investment Grade Bond Fund

(a)	Schedule of Investments as of December 31, 2001.

(b)	Statement of Assets and Liabilities as of December 31, 2001.

(c)	Statement of Operations for the period ended December 31, 2001.

(d)	Statement of Changes in Net Assets for the period ended December 31, 2001.

(e)	Financial Highlights for the period ended December 31, 2001.

(f)	Notes to Financial Statements.

APPENDIX

SHORT-TERM RATINGS

Standard & Poor's Short-Term Issue Credit Ratings

       A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

       Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

       Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

A-1

A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C

A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody's Short-Term Debt Ratings

       Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

       Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:
PRIME-1

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

    Leading market positions in well-established industries.

    High rates of return on funds employed.

    Conservative capitalization structure with moderate reliance on debt and ample asset protection.

    Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

    Well-established access to a range of financial markets and assured sources of alternate liquidity.
PRIME-2

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME	Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. ("Fitch") National Short-Term Credit Ratings

F1(xxx)

Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under Fitch's national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.

F2(xxx)

Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx)

Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B(xxx)

Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C(xxx)

Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D(xxx)	Indicates actual or imminent payment default.

A special identifier for the country concerned will be added to all national ratings. For illustrative purposes, (xxx) has been used, as above.

"+" or "-" may be appended to a national rating to denote relative status within a major rating category. Such suffixes are not added to ratings other than 'F1(xxx)'.

       Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

       In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, our Rating definitions for F1+(xxx), F1(xxx), F2(xxx) and F3(xxx) may be substituted by the regulatory scales, e.g. A1+, A1, A2 and A3.

Fitch's International Short-Term Credit Ratings

       Fitch's international credit ratings are applied to the spectrum of corporate, structured and public finance. They cover sovereign (including supranational and subnational), financial, bank, insurance and other corporate entities and the securities they issue, as well as municipal and other public finance entities, securities backed by receivables or other financial assets and counterparties. When applied to an entity, these short-term ratings assess its general creditworthiness on a senior basis. When applied to specific issues and programs, these ratings take into account the relative preferential position of the holder of the security and reflect the terms, conditions and covenants attaching to that security.

       International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency" ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non-investment grade.

B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D	Default. Denotes actual or imminent payment default.

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to ratings other than 'F1'.

'NR' indicates that Fitch does not rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

       Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

       A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are 'stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

LONG-TERM RATINGS

Standard & Poor's Long-Term Issue Credit Ratings

       A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

       Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

       Issue Credit ratings are based, in varying degrees on the following considerations:

  Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

  Nature of and provisions of the obligation;

  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

       The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA	An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

       Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C

A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r	This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Moody's Long-Term Debt Ratings

       Moody's long-term debt ratings are assigned to specific debt instruments (such as bonds and debentures) and reflect our assessment of: 1) Credit Risk - the future ability of an issuer to repay its long-term debt obligations, and 2) Indenture Protection - the level of legal protection afforded to the holder of a specific security based on that security's indenture provisions relating to senior/subordinate status, security negative pledge clauses, guarantees, etc. An issuer's senior, unsecured debt rating may be regarded as an indication of the issuer's overall credit quality, but investors are advised to confirm ratings of specific securities they consider purchasing, because securities issued by a single issuer may carry different ratings due to different indenture provisions.

Aaa

Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than Aaa securities.

A

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch's National Long-Term Credit Ratings

AAA(xxx)

'AAA' national ratings denote the highest rating assigned by Fitch in its national rating scale for that country. This rating is assigned to the "best" credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.

AA(xxx)

'AA' national ratings denote a very strong credit risk relative to other issuers or issues in the same country. The credit risk inherent in these financial commitments differs only slightly from the country's highest rated issuers or issues.

A(xxx)

'A' national ratings denote a strong credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

BBB(xxx)

'BBB' national ratings denote an adequate credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment of these financial commitments than for financial commitments denoted by a higher rated category.

BB(xxx)

'BB' national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country. Within the context of the country, payment of these financial commitments is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B(xxx)

'B' national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment.

CCC(xxx),	These categories of national ratings denote an extremely weak credit risk
CC(xxx),	relative to other issuers or issues in the same country. Capacity for
C(xxx)	meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

DDD(xxx),	These categories of national ratings are assigned to entities or financial
DD(xxx),	commitments which are currently in default.
D(xxx)

A special identifier for the country concerned will be added to all national ratings. For illustrative purposes, (xxx) has been used, as above.

"+" or "-" may be appended to a national rating to denote relative status within a major rating category. Such suffixes are not added to the 'AAA(xxx)' national rating category or to categories below 'CCC(xxx).'

Fitch's International Long-Term Credit Ratings

       Fitch's international credit ratings are applied to the spectrum of corporate, structured and public finance. They cover sovereign (including supranational and subnational), financial, bank, insurance and other corporate entities and the securities they issue, as well as municipal and other public finance entities, securities backed by receivables or other financial assets and counterparties. When applied to an entity, these long-term ratings assess its general creditworthiness on a senior basis. When applied to specific issues and programs, these ratings take into account the relative preferential position of the holder of the security and reflect the terms, conditions and covenants attaching to that security.

       International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency" ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

       The following ratings scale applies to foreign currency and local currency ratings.

Investment Grade

AAA

Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB

Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD	Default. The ratings of obligations in this category are based on their prospects for and D

achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50% - 90% and 'D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' category or to categories below 'CCC'.

'NR' indicates that Fitch does not rate the issuer or issue in question.

PART C

OTHER INFORMATION

Item 23. Exhibits

              See "Exhibit Index."

Item 24. Persons Controlled by or under Common Control with Registrant

              Registrant neither controls any person nor is under common control with any other person.

Item 25. Indemnification

              Article VI of Registrant's By-Laws provides as follows:

ARTICLE VI INDEMNIFICATION

         The Corporation shall indemnify (a) its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by (i) Maryland law now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) the Investment Company Act of 1940, as amended, and (b) other employees and agents to such extent as shall be authorized by the Board of Directors and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law.

Item 26. Business and Other Connections of Investment Adviser

         Besides serving as the investment adviser to the Funds, Frontegra Asset Management, Inc. ("Frontegra") is not currently and has not during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. Information regarding the business and other connections of Frontegra's directors and officers is hereby incorporated by reference to the information contained under "Directors and Officers" in the Statement of Additional Information.

Item 27. Principal Underwriters

(a) None

(b) None

(c) None

Item 28. Location of Accounts and Records

         All accounts, books or other documents required to be maintained by section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of Frontegra Asset Management, Inc., Registrant's investment adviser, at Registrant's corporate offices, except records held and maintained by U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202 and U.S. Bancorp Fund Services LLC, 615 E. Michigan Street, Milwaukee, Wisconsin 53202, relating to the former's function as custodian and the latter's function as transfer agent, administrator and fund accountant.

Item 29. Management Services

         All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Northbrook and State of Illinois on the 19th day of August, 2002.

FRONTEGRA FUNDS, INC. (Registrant)

By:	/s/ William D. Forsyth III
William D. Forsyth III
Co-President

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date(s) indicated.
Name	Title	Date

/s/ William D. Forsyth III	Co-President and a Director	August 19, 2002
William D. Forsyth III

/s/ David L. Heald	Director	August 19, 2002
David L. Heald

/s/ James M. Snyder	Director	August 19, 2002
James M. Snyder

EXHIBIT INDEX
Exhibit No.	Exhibit	Incorporated by Reference	Filed Herewith
(a.1)	Registrant's Articles of Incorporation	Filed July 1, 1996, Form N-1A

(a.2)	Articles Supplementary to the Registrant's Articles of Incorporation dated January 14, 1998	Filed January 28, 1998, Post-Effective Amendment No. 3

(a.3)	Articles Supplementary to the Registrant's Articles of Incorporation dated November 16, 1999	Filed December 17, 1999, Post-Effective Amendment No. 8

(a.4)	Articles Supplementary to the Registrant's Articles of Incorporation dated January 26, 2001	Filed January 31, 2001, Post-Effective Amendment No. 12

(a.5)	Articles Supplementary to the Registrant's Articles of Incorporation dated August 30, 2002		X

(b)	Registrant's By-Laws	Filed July 1, 1996, Form N-1A

(c)	None

(d.1)	Investment Advisory Agreement dated October 30, 1996	Filed October 11, 1996, Post-Effective Amendment No. 1

(d.2)	Exhibit C dated as of February 1, 1998 to the Investment Advisory Agreement	Filed January 28, 1998, Post-Effective Amendment No. 3

(d.3)	Exhibit D dated as of August 30, 2002 to the Investment Advisory Agreement		X

(d.4)	Exhibit E dated as of January 31, 2001 to the Investment Advisory Agreement	Filed January 31, 2001, Post-Effective Amendment No. 12

(d.5)	Subadvisory Agreement between Frontegra and Reams dated August 2, 1999, as amended May 8, 2000 and January 31, 2001	Filed January 31, 2001, Post-Effective Amendment No. 12

(d.6)	Subadvisory Agreement between Frontegra and Northern dated as of November 30, 2000	Filed January 31, 2001, Post-Effective Amendment No. 12

(d.7)	Subadvisory Agreement between Frontegra and IronBridge dated as of August 30, 2002		X

(d.8)	Amended and Restated Expense Cap/Reimbursement Agreement between Frontegra and Frontegra Funds, Inc. dated as of August 30, 2002		X

(e)	None

(f)	None

(g.1)	Custodian Servicing Agreement	Filed December 17, 1999, Post-Effective Amendment No. 8

(g.2)	Exhibit A to Custodian Servicing Agreement		X

(g.3)	Amendment to Custodian Servicing Agreement dated January 1, 2002		X

(h.1)	Transfer Agent Servicing Agreement	Filed December 17, 1999, Post-Effective Amendment No. 8

(h.2)	Fund Administration Servicing Agreement	Filed December 17, 1999, Post-Effective Amendment No. 8

(h.3)	Fund Accounting Servicing Agreement	Filed December 17, 1999, Post-Effective Amendment No. 8

(h.4)	Exhibit A to Transfer Agent Servicing Agreement		X

(h.5)	Exhibit A to Fund Administration Servicing Agreement		X

(h.6)	Exhibit A to Fund Accounting Servicing Agreement		X

(h.7)	Amendment to Fund Administration Servicing Agreement dated January 1, 2002		X

(h.8)	Amendment to Fund Accounting Servicing Agreement dated January 1, 2002		X

(h.9)	Amendment to Transfer Agent Servicing Agreement dated January 2, 2002		X

(i.1)	Opinion and Consent of Godfrey & Kahn, S.C. dated October 9, 1996	Filed October 11, 1996, Post-Effective Amendment No. 1

(i.2)	Opinion and Consent of Godfrey & Kahn, S.C. dated January 27, 1998	Filed January 28, 1998, Post-Effective Amendment No. 3

(i.3)	Opinion and Consent of Godfrey & Kahn, S.C. dated December 15, 1999	Filed December 17, 1999, Post-Effective Amendment No. 8

(i.4)	Opinion and Consent of Godfrey & Kahn, S.C. dated January 29, 2001	Filed January 31, 2001, Post-Effective Amendment No. 12

(i.5)	Consent of Godfrey & Kahn, S.C. relating to Exhibits (i.1), (i.2), (i.3) and (i.4)		X

(i.6)	Opinion and Consent of Godfrey & Kahn, S.C. dated August 23, 2002		X

(j)	Consent of Ernst & Young LLP		X

(k)	None

(l)	Initial Subscription Agreements	Filed October 11, 1996, Post-Effective Amendment No. 1

(m)	None

(n)	None

(o)	Reserved

(p.1)	Code of Ethics for Access Persons of Frontegra Funds, Inc. and Frontegra Asset Management, Inc., Effective as of October 1, 1996, as amended June 15, 1998 and March 1, 2000	Filed August 28, 2000, Post-Effective Amendment No. 9

(p.2)	Code of Ethics for Access Persons of Reams Asset Management Company, LLC	Filed August 28, 2000, Post-Effective Amendment No. 9

(p.3)	Code of Ethics for Access Persons of Northern Capital Management, LLC	Filed August 28, 2000, Post-Effective Amendment No. 9

(p.4)	Code of Ethics for Access Persons of IronBridge Capital Management, LLC		X